Exhibit 10.1

EXECUTION VERSION

INDEPENDENT RETAILER AGREEMENT

THIS INDEPENDENT RETAILER AGREEMENT shall be deemed to be effective as of June 21, 2004 (the “Effective Date”) between DIRECTV, Inc., a California corporation (“DIRECTV”) and KVH Industries, Inc., a Delaware corporation (“Retailer”), with reference to the following:

A. DIRECTV operates a direct broadcast satellite service (“DBS Service”) through which consumers may receive video, audio and other programming using specialized digital satellite receiving equipment (“DIRECTV System”).

B. Retailer manufactures and sells and plans to operate a business selling, installing and maintaining specialized mobile antennas and set-top box receivers that enable passenger vehicles (as defined below) to receive DIRECTV Programming, under the trade name “KVH Industries” through its authorized dealers listed on Exhibit A attached hereto, as the same may be amended from time to time in DIRECTV’s sole discretion (“Dealers”).

C. Retailer desires to act as one of DIRECTV’s commissioned independent retailers for its DBS Service and solicit consumers to order certain DIRECTV programming packages and services which are identified in Exhibit B attached hereto, as the same may be amended from time to time (“DIRECTV Programming Packages”).

NOW, THEREFORE, the parties hereby agree as follows:

1. APPOINTMENT OF INDEPENDENT RETAILER.

1.1 APPOINTMENT. DIRECTV hereby appoints Retailer as its commissioned independent retailer to solicit subscriptions for the DIRECTV Programming Packages (“Subscriptions”), on the terms and conditions herein. Retailer shall only sign-up Subscriptions from owners or lessors of passenger vehicles in the United States (the “Territory”) for receipt of DIRECTV Service in such passenger vehicles. Passenger vehicles are defined to include automobiles and light trucks (pick-up trucks, vans, sport utility vehicles) registered in any one of the 50 states of the United States. Retailer may solicit Subscriptions only for the DIRECTV Programming Packages identified in Exhibit B attached hereto, and not any other programming packages or services DIRECTV may offer. DIRECTV may amend the list of DIRECTV Programming Packages from time to time on written notice to Retailer. Retailer hereby accepts such appointment and shall use commercially reasonable efforts to solicit Subscriptions and to promote and enhance DIRECTV’s business, reputation and goodwill.

1.2 NO EXCLUSIVITY REQUIRED OF DIRECTV. DIRECTV may itself solicit Subscriptions from consumers, either directly, indirectly, or in conjunction with any third party, and may authorize parties other than Retailer to solicit Subscriptions, for any compensation and upon any other terms as DIRECTV may determine in its discretion. Such compensation and terms may differ from those provided Retailer in this Agreement. Retailer acknowledges that DIRECTV and such other parties may compete with Retailer in the solicitation of Subscriptions.

1.3 LIMITED EXCLUSIVITY REQUIRED OF RETAILER. In consideration of Retailer’s having access to certain of DIRECTV’s confidential information regarding DIRECTV’s business, and using DIRECTV’s logo in the promotion of the Retailer’s Products (as defined below), Retailer agrees that it will not directly or indirectly, promote, advertise, market, offer, sell or solicit sales of any audio/video multi-channel entertainment programming packages or equipment which compete with DIRECTV or DIRECTV Systems in the passenger vehicle market during the term in the Territory (the “Exclusive Obligation”). The parties agree and acknowledge that the Exclusive Obligation described herein is a material term of this Agreement and that the violation of this Subsection will cause substantial harm to DIRECTV. Accordingly, in addition to any other rights DIRECTV may have, DIRECTV shall have the right to terminate this Agreement immediately for Retailer’s material breach of this Section. Should DIRECTV enter into a definitive binding agreement during the term with a direct competitor of Retailer for the manufacture or marketing of specialized mobile antennas and set-top box receivers that enable customers in passenger vehicles to receive DIRECTV programming, Retailer’s Exclusive Obligation to DIRECTV would terminate on the second anniversary of the Effective Date, or anytime thereafter should DIRECTV enter into such an agreement thereafter.

2. RETAILER’S GENERAL OBLIGATIONS.

2.1 [Reserved]

2.2 RETAIL DISPLAYS. Retailer shall cause its Dealers to prominently display, in a high traffic area at each of its Dealer’s locations and in a manner reasonably directed by DIRECTV, point of sale materials provided or approved by DIRECTV and demonstration of the DIRECTV System which provides a live feed of DIRECTV programming on a monitor of a size appropriate for passenger vehicles, unless otherwise agreed in writing by DIRECTV. Retailer shall cause such Dealers to keep such DIRECTV System turned on and tuned to such channels as DIRECTV may designate during normal business hours.

2.3 TRAINING. DIRECTV shall provide training and training materials regarding its DBS Service and DIRECTV programming to Retailer’s training personnel, as DIRECTV reasonably deems necessary. Retailer shall train its own employees and its Dealers to the reasonable satisfaction of DIRECTV. DIRECTV may request that Retailer’s employees and Dealers attend supplementary training classes from time to time. Retailer shall be responsible for all expenses and compensation of its employees and Dealers during such training. Should DIRECTV elect to use its Home Services Provider Network to install Retailer’s Products during the term, Retailer shall provide all necessary training and services to the Home Services Provider Network to enable capability.

2.4 SALES PERSONNEL.

(a) Retailer may allow only its employees (and not any other independent contractors, sub-agents or other parties) to solicit, take or deliver any orders for DIRECTV Programming Packages except with DIRECTV’s prior written consent, which may be withheld in DIRECTV’s discretion. Retailer may utilize persons other than its employees who have been properly trained in accordance with Section 2.3 of this Agreement (the “Approved Third Parties”) to solicit orders for DIRECTV Programming Packages if Retailer informs DIRECTV in writing of the nature of the relationship with such Third Parties (e.g., independent contractor providing installation service) prior to the launch of any specific solicitation activity, and DIRECTV shall have the right, in its reasonable discretion, to disapprove any relationship between Retailer and any third party.

(b) DIRECTV’s approval hereunder shall not be construed as an acknowledgement that Retailer is complying with applicable laws. Retailer represents that it, as well as any Approved Third Parties that Retailer contracts with, are operating in compliance with applicable laws. Retailer will be responsible and liable for any and all action or inaction taken by such Approved Third Parties in connection with this Agreement. Notwithstanding the foregoing, in the event that DIRECTV, in its reasonable discretion, determines that the Approved Third Parties are not complying with the terms of this Agreement, DIRECTV may immediately withdraw its approval of such Approved Third Parties and Retailer shall immediately cease use of such Approved Third Parties in connection with this Agreement.

2.5 ADVERTISING. Retailer shall promote and advertise DIRECTV and its DBS Service for passenger vehicles, at its sole cost, using such marketing channels and at such frequency as DIRECTV may reasonably designate and Retailer may reasonably agree. All advertising materials using DIRECTV’s Marks (as hereinafter defined) shall be subject to DIRECTV’s prior approval, which approval may be withheld by DIRECTV in its sole and absolute discretion. No approval shall limit Retailer’s obligation to comply with applicable law or be deemed an endorsement of any advertising content except as it relates to DIRECTV’s DBS Service. DIRECTV and Retailer shall work together on various marketing activities associated with the DBS Service and Retailer’s Products.

2.6 STANDARD POLICIES. Retailer shall comply with and shall cause its Dealers to comply with the standard policies and procedures DIRECTV may promulgate for its independent retailers or sales agents in written notices, guidelines, and bulletins, including, but not limited to, DIRECTV’s Trademark and Style Guide, as the same may be amended from time to time (collectively, “Policies”). The Policies shall be an integral part of this Agreement but may not impair any of Retailer’s rights granted herein.

2.7 STANDARD OF CONDUCT. In all of its activities as a commissioned independent retailer for DIRECTV and in its own DIRECTV System business and Retailer’s Products business, Retailer shall conduct itself, and shall cause its Dealers to conduct themselves, in a commercially reputable and ethical manner, shall comply with all applicable laws, and shall engage in no deceptive sales practice or other practice which impugns DIRECTV’s commercial reputation and goodwill.

2.8 NO TYING. In no event may Retailer condition the sale of a DIRECTV Programming Package upon the customer’s acquisition of any other product or service (other than approved DIRECTV System and installation related thereto), except as approved by DIRECTV in writing.

2.9 BOOKS AND RECORDS. Retailer shall maintain books and records relating to its activities on behalf of DIRECTV for a minimum of three (3) years after their creation and shall keep them at its principal place of business. DIRECTV may at all times during business hours inspect such records and Retailer’s locations for compliance thereunder.

2.10 COLLECTION AND ADMINISTRATION OF ANNUAL PROGRAMMING COMMITMENT AGREEMENTS. For each and every Qualifying Subscriber and every existing DIRECTV subscriber who agrees to activate and maintain a DIRECTV Programming Package for one year, Retailer shall perform the following:

(a) Explain the terms and conditions of the Annual Programming Commitment Agreement required by DIRECTV as described in Schedule 1 attached hereto and in other materials provided by DIRECTV from time to time;

(b) Cause the customer to complete and execute the Annual Programming Commitment Agreement;

(c) Verify, validate and certify, by reasonable means, the accuracy of the information provided by the customer in the Annual Programming Commitment Agreement;

(d) Complete the dealer portion of the Annual Programming Commitment Agreement;

(e) Provide a completed and executed copy of the Annual Programming Commitment Agreement to the customer;

(f) Maintain a completed and executed copy of the Annual Programming Commitment Agreement;

(g) When submitting an Order, as defined herein below, for a DIRECTV Programming Package in accordance with the order procedures, indicate and notify DIRECTV, in accordance with the procedures prescribed by DIRECTV, that a customer has executed and agreed to the Annual Programming Commitment Agreement;

(h) Upon request by DIRECTV, provide the completed copy of the Annual Programming Commitment Agreement; and

(i) For purposes of this Agreement, a “Qualifying Subscriber” shall mean an owner or lessor of a passenger vehicle registered within the Territory from whom Retailer procures an Approved Activation (as defined below) for a Subscription for which Prepaid Programming Commission (as defined below) is payable under the terms of this Agreement.

2.11 CUSTOMER RELATIONS, ETC. Retailer shall not (a) mislead, deceive or otherwise misrepresent customers in connection with the terms and conditions of the DIRECTV Programming Packages or the Annual Programming Commitment Agreement; (b) force or coerce customers into executing the Annual Programming Commitment Agreement; (c) falsify any information contained in the Annual Programming Commitment Agreement; or (d) falsely claim that a customer has executed the Annual Programming Commitment Agreement. In the event Retailer breaches or otherwise violates this Section, in addition to any other rights it may have, DIRECTV shall have the right to terminate this Agreement immediately upon written notice to Retailer.

3. RETAILER’S PRODUCTS BUSINESS.

3.1 RETAILER’S OWN ACCOUNT. Retailer shall conduct all of its DIRECTV System and Retailer’s Products fulfillment, sale, lease, installation scheduling, installation, warranty, technical support, maintenance, and repair business (“DIRECTV System Business”) for its own account and not as an agent for DIRECTV. At the request of DIRECTV, Retailer shall display notices to its customers, in such form, places and manner as mutually agreed by Retailer and DIRECTV, of such fact and that Retailer and not DIRECTV shall be responsible for all of Retailer’s actions and Retailer’s Dealers’ actions in this regard. DIRECTV disclaims any control over Retailer’s DIRECTV System business and Retailer’s Products business except to the limited extent expressly provided herein and to support and protect its activities as a commissioned independent retailer for DIRECTV’s DBS Service.

3.2 APPROVED DIRECTV SYSTEM. All DIRECTV Systems offered by Retailer for use with DIRECTV’s DBS Service must be compatible with such DBS Service and manufactured by a supplier approved by DIRECTV. DIRECTV shall notify Retailer of such approved DIRECTV Systems and suppliers. Retailer may take orders for DIRECTV Programming Packages hereunder only from customers to whom its Dealers sell or lease Retailer’s Products. “Retailer’s Products” shall mean the TracVision A5 and future versions of such satellite television antenna designed for use on passenger vehicles by Retailer, along with the set-top box receiver, remote control and any other accessories associated therewith. Retailer shall be responsible at its sole cost for the provision of Retailer’s Products. Retailer shall use commercially reasonable efforts to develop technological improvements and enhancements to Retailer’s Products during the Term, including incorporation of reasonable technical recommendations from DIRECTV related to Retailer’s Products.

3.3 BRANDING. Retailer shall brand Retailer’s Products with its logo and/or trademark. DIRECTV shall have the right, but not the obligation, to jointly brand Retailer’s Products at any time during the Term if mutually agreed upon by the parties. Should DIRECTV decide to jointly brand a competing passenger vehicle antenna and at the same time decide not to jointly brand Retailer’s Products, Retailer is free from its Exclusive Obligation to DIRECTV set forth in Section 1.3.

4. RATES AND TERMS OF SERVICES.

4.1 RATES. DIRECTV may determine the content, pricing, terms, and conditions of its Programming Packages in its discretion. Retailer shall not represent that DIRECTV Programming Packages may be obtained on any different terms or rates, shall not impose additional or different terms and shall not offer customers any discount, rebate, or other material benefits in consideration for subscribing to them, except as expressly authorized by DIRECTV in writing.

4.2 CHANGES. DIRECTV may change the content, pricing, terms, conditions, and availability of its Programming Packages from time to time in its discretion. DIRECTV shall notify Retailer of such changes as soon as practicable. Retailer shall promptly replace point of sale materials as necessary.

4.3 MISREPRESENTATIONS. If Retailer or one of its Dealers misrepresents or fails to fully disclose any prices or other terms of DIRECTV Programming Packages to any customer, it shall reimburse DIRECTV any amount which DIRECTV is compelled, or in its reasonable judgment according to its standard business practices decides, to pay or credit the customer in compensation for such misrepresentation. In addition, DIRECTV shall be entitled to offset any such payment or credit by DIRECTV to customers as a result of Retailer’s or its Dealer’s misrepresentations or omissions against any amounts owed to Retailer by DIRECTV.

5. ORDERS FOR SERVICE.

5.1 ORDER PROCEDURES. Retailer shall comply with the procedures set forth in Exhibit C attached hereto, as the same may be amended by DIRECTV from time to time upon written notice, regarding the receipt and delivery of orders for DIRECTV Programming Packages (“Orders”). All Orders shall be subject to acceptance or rejection by DIRECTV in its discretion.

5.2 NO FINANCING OR COLLECTION OF FEES. Retailer shall not provide financing for Subscriptions or collect Subscription fees or other money due to DIRECTV from DIRECTV subscribers (“Subscribers”), and all Subscription fees shall be billed directly to the Subscriber by DIRECTV, unless otherwise approved in writing by DIRECTV. Failure to comply with the provisions of this Section 5.2 shall be deemed a material breach by Retailer that is incurable, and shall entitle DIRECTV to immediately terminate this Agreement as set forth in Section 12.3.

6. COMPENSATION.

6.1 PREPAID PROGRAMMING COMMISSIONS.

(a) In consideration of Retailer’s services in procuring Orders for DIRECTV Programming Packages, DIRECTV shall pay Retailer commissions (“Prepaid Programming Commissions”) in the amount and on the terms and conditions set forth in the Commission Schedule attached hereto as Exhibit D, subject to later chargeback on the terms described in Section 6.3. The parties agree and acknowledge that the Prepaid Programming Commissions are generally payable upon “Approved Activation.” For purposes of this Agreement, “Approved Activation” shall mean an activation of a DIRECTV Programming Package by an owner/lessor of a passenger vehicle registered in the Territory as a result of (a) DIRECTV’s receipt of an “Order” for a DIRECTV Programming Package which is initially procured by Retailer and delivered to DIRECTV in accordance with DIRECTV’s order procedures as set forth in Exhibit C; and (b) DIRECTV’s acceptance of such Order as an Approved Activation, as evidenced by the attachment of Retailer’s unique agent number to the corresponding customer account. Notwithstanding the foregoing, for administrative purposes, the parties agree that Retailer shall be eligible to participate in the DIRECTV program commonly referred to as the Buy-Down Program, pursuant to which Retailer will receive a portion of the Prepaid Programming Commission upon purchase of certain authorized DIRECTV Systems from participating DIRECTV System distributors. The Prepaid Programming Commission payable to Retailer will appear as credit on invoice for DIRECTV Systems purchased by Retailer from such distributor.

6.2 EXCEPTIONS. Retailer acknowledges that Retailer’s failure to properly follow DIRECTV’s order procedures can prevent any such orders from being deemed an Approved Activation for purposes of earning Prepaid Programming Commissions. DIRECTV’s reasonable determination of whether Retailer has materially failed to follow DIRECTV’s order procedures shall be determinative.

(a) Notwithstanding anything to the contrary herein, DIRECTV shall not be required to pay any Prepaid Programming Commissions for:

(i) any Subscription canceled prior to the commencement of service;

(ii) any Orders made by a Subscriber to Retailer prior to the Effective Date of this Agreement because such Orders shall be subject to the agreement in effect prior to the effective date of this Agreement, if any;

(iii) any Orders for DIRECTV Programming Packages delivered to DIRECTV after termination of this Agreement;

(iv) any Orders for which Retailer failed to comply with Section 2.10 of this Agreement; or

(v) any DIRECTV Programming Package sold to a residential household, recreational vehicle or marine vehicle.

(b) DIRECTV shall not be required to pay any Prepaid Programming Commission on account of payments received by DIRECTV from Subscribers after the termination of this Agreement, except as provided in Section 13.1.

6.3 CHARGEBACKS.

(a) All Prepaid Programming Commissions are based upon a full uninterrupted purchase of the DIRECTV Programming Package purchased by the Subscriber for the period of one (1) year (the “Commissionable Term”). If the Subscriber terminates, cancels, or disconnects (whether initiated by Subscriber or DIRECTV) his/her DIRECTV Programming Package prior to the end of the Commissionable Term, or the Subscriber fails to pay DIRECTV for the entire uninterrupted Commissionable Term of a DIRECTV Programming Package for which Retailer was paid a Prepaid Programming Commission, then DIRECTV may charge back Retailer the portion of the Prepaid Programming Commission corresponding to the unpaid portion of such Commissionable Term. For example: if DIRECTV pays $50.00 to Retailer as a Prepaid Programming Commission requiring a Commissionable Term of one year for a DIRECTV Programming Package Subscription, and the Subscriber pays DIRECTV only for the first 9 months of such package, then DIRECTV may charge back Retailer 25% of the Prepaid Programming Commission, or $12.50.

(b) If Retailer receives any other Prepaid Programming Commission or any other amounts to which it is not entitled hereunder, DIRECTV may charge back such amount from sums otherwise owing to Retailer.

6.4 CHANGES. Retailer acknowledges that the market for DBS Services is competitive and unpredictable and that DIRECTV may need to adapt its marketing cost structure to changing conditions from time to time. Accordingly, DIRECTV may change the Prepaid Programming Commissions at any time, and from time to time, in its discretion; provided that:

(a) DIRECTV shall give Retailer at least 45 days prior written notice of the effective date of any such change;

(b) a change in Prepaid Programming Commissions shall be effective only with respect to Orders transmitted to DIRECTV after the effective date of the change; and

(c) Retailer may terminate this Agreement by written notice to DIRECTV, delivered no later than 45 days after receipt of the change notice.

6.5 SHARING COMPENSATION PROHIBITED. Retailer shall not rebate or share any Prepaid Programming Commissions with any other third party (whether or not an authorized independent retailer or sales agent of DIRECTV). Retailer may not combine sales of DIRECTV Programming Packages with another agent/retailer. Retailer acknowledges that any orders submitted under another agent’s/retailer’s account number or through such other agent’s electronic interface with DIRECTV, including that of a Dealer, shall not be credited to Retailer for purposes of calculating Prepaid Programming Commissions.

6.6 SET-OFFS BY DIRECTV. DIRECTV may set-off or recoup any amounts owed to it by Retailer, or by its subsidiaries and affiliates, pursuant to this or any other agreement with DIRECTV, and any damages suffered by DIRECTV due to Retailer’s breach hereof or other misconduct, against any amounts which it owes to Retailer. The foregoing does not limit DIRECTV’s right to recover any unrecouped balance.

6.7 PAYMENT TERMS. DIRECTV shall pay Retailer applicable Prepaid Programming Commissions within 65 days after the end of the accounting month, as determined by DIRECTV, in which the applicable Approved Activation occurs. In no event shall DIRECTV be required to pay such Prepaid Programming Commissions until such time as accrued unpaid amounts total at least $50.

7. CONFIDENTIAL INFORMATION.

7.1 DIRECTV TRADE SECRETS. Retailer acknowledges that DIRECTV possesses and will possess confidential information concerning its DBS Service business, such as the identities and characteristics of its Subscribers, service and sales methods, advertising, promotion and marketing strategies, programming strategies, prices, design, technical specifications, performance and manufacture of its products (“Technical Information”), and the terms and conditions of this Agreement (collectively, “DIRECTV Trade Secrets”), and that Retailer might have access to the DIRECTV Trade Secrets.

7.2 USE AND DISCLOSURE OF DIRECTV TRADE SECRETS. Subject to Section 7.5 below, Retailer shall treat all information received from DIRECTV and designated as “Confidential” or “Proprietary” as DIRECTV Trade Secrets. Retailer acknowledges that the DIRECTV Trade Secrets constitute the valuable property of DIRECTV and shall not acquire any interest in them other than the right to utilize them in the exercise of its rights and the performance of its obligations hereunder. Retailer shall not use the DIRECTV Trade Secrets in connection with any other business or capacity, shall limit their permitted use and disclosure on a need-to-know basis, and shall maintain them in confidentiality during and for two (2) years after the term of this Agreement, provided however, that the obligation of Retailer set forth in this Section 7.2 with respect to the Technical Information shall survive the termination of this Agreement and shall be indefinite and without time limit (subject to Section 7.5).

7.3 INDEPENDENT RETAILER TRADE SECRETS. DIRECTV acknowledges that Retailer possesses and will possess confidential information concerning the design, technical specifications, performance and manufacture of its products (“Product Technology Information”), sales methods, advertising, promotion, marketing strategies, prices, and proposals to manufacturers of passenger vehicles (collectively, “Retailer Trade Secrets”), and that DIRECTV might have access to these Retailer Trade Secrets.

7.4 USE AND DISCLOSURE OF INDEPENDENT RETAILER TRADE SECRETS. Subject to Section 7.5 below, DIRECTV shall treat all information received from Retailer and designated as “Confidential” or “Proprietary” as Retailer Trade Secrets. DIRECTV acknowledges that the Retailer Trade Secrets constitute the valuable property of Retailer and shall not acquire any interest in them other than the right to utilize them in the exercise of its rights and the performance of its obligations hereunder. DIRECTV shall not use the Retailer Trade Secrets in connection with any other business or capacity, shall limit their permitted use and disclosure on a need-to-know basis, and shall maintain them in confidentiality during and for two (2) years after the term of this Agreement, provided however, that the obligation of DIRECTV set forth in this Section 7.4 with respect to Product Technology Information shall survive the termination of this Agreement and shall be indefinite and without time limit (subject to Section 7.5).

7.5 EXCEPTIONS. A Party who has received Trade Secrets (“Receiving Party”) shall not be liable for disclosure or use of any Trade Secrets of the other Party (“Disclosing Party”) if such information:

(a) is in or enters the public domain, other than by breach of this Agreement or disclosure (either deliberate or inadvertent) by the Receiving Party, prior to such disclosure or use;

(b) is known to the Receiving Party at the time of first receipt, or thereafter becomes known to the Receiving Party prior to or subsequent to such disclosure without similar restrictions from a source other than the Disclosing Party, as evidenced by written records; or

(c) is developed by the Receiving Party independently of any disclosure hereunder, as evidenced by written records.

Should the Receiving Party be required to disclose Trade Secrets received hereunder by order of a governmental agency, legislative body, or court of competent jurisdiction, the Receiving Party shall promptly notify the Disclosing Party thereof, and, upon the request of the latter, shall reasonably cooperate with the Disclosing Party (at the Disclosing Party’s expense) in contesting such disclosure. If after such contest disclosure is still required, then the Receiving Party shall request confidential treatment of such information from such governmental agency, legislative body, or court. Except in connection with failure to discharge responsibilities set forth in the preceding sentence, neither Party shall be liable in damages for any disclosures pursuant to such governmental, legislative, or judicial order.

7.6 PRESS RELEASE. Neither party shall issue an independent press release with respect to this Agreement or the transactions contemplated hereby unless mutually agreed to by both parties. Promptly after the Effective Date, the parties shall use their best reasonable efforts to agree upon a mutually acceptable press release with respect to the parties’ general business relationship under this Agreement and to jointly issue such press release at a mutually agreed upon time, but in any event, within 30 days of the Effective Date.

8. INSURANCE. Retailer shall maintain in force, during the term hereof and for three (3) years after the term, policies of insurance issued by reputable carriers, covering insurable risks and with limits as specified by DIRECTV on Exhibit E hereto as amended by DIRECTV from time to time upon reasonable notice to Retailer. Such policies shall name DIRECTV as an additional insured on product liability and umbrella insurance and shall provide for thirty (30) days prior written notice to DIRECTV of any material modification, cancellation, or expiration of each policy. Retailer shall deliver certificates of insurance to DIRECTV evidencing such uninterrupted coverage on DIRECTV’s request and upon any renewal of such coverage.

9. INTELLECTUAL PROPERTY. DIRECTV shall provide Retailer with a logo and trademark usage manual (“Usage Manual”) (which may be amended by DIRECTV from time to time in its discretion) that specifies the permitted uses of DIRECTV’s service marks, trademarks, and other commercial symbols (“Marks”). Retailer may use the Marks only in accordance with the provisions of this Agreement and the Usage Manual. Retailer shall not use any logo, trademark, service mark or trade name of any supplier of DIRECTV (including, without limitation, entities providing programming to DIRECTV) for any purpose except as expressly permitted by such supplier. Retailer shall not acquire any right to any goodwill, Mark, copyright, or other form of intellectual or commercial property of DIRECTV, except for the limited use rights expressly granted herein.

10. ASSIGNMENT.

10.1 ASSIGNMENT BY DIRECTV. This Agreement may be assigned by DIRECTV to any entity which assumes the obligations of DIRECTV hereunder and acquires the right and ability to perform them.

10.2 ASSIGNMENT BY RETAILER. This Agreement is made by DIRECTV in reliance on the financial, business and personal reputation of Retailer and its ownership and management. Accordingly, this Agreement may not be assigned or encumbered by Retailer.

11. TERM.

11.1 TERM. The initial term of this Agreement shall commence on the Effective Date hereof and shall continue, unless terminated in accordance herewith, for a period of five (5) years.

11.2 RENEWAL. Except as provided below, the term shall automatically renew, upon the same terms and conditions, for an unlimited number of successive renewal terms of one year each. Either party may elect to cancel this Agreement for any reason, effective upon the expiration of the then-current term, by delivering written notice thereof to the other party at least forty-five (45) days prior to such expiration.

12. TERMINATION. This Agreement shall be terminable upon the following conditions:

12.1 TERMINATION FOR CAUSE. DIRECTV may terminate this Agreement upon six (6) months’ written notice to Retailer if Retailer’s customer service, technical and/or installation standards fall below a level that DIRECTV deems satisfactory.

12.2 REGULATORY CHANGES. DIRECTV may terminate this Agreement immediately upon written notice to Retailer if the Federal Communications Commission or any other regulatory agency promulgates any rule or order which (a) in effect or application substantially impedes DIRECTV from fulfilling its obligations hereunder or from providing DBS Service, or (b) materially and adversely affects DIRECTV’s ability to conduct a DBS Service business upon terms and conditions acceptable to DIRECTV, in its reasonable discretion.

12.3 IMMEDIATE TERMINATION. DIRECTV may terminate this Agreement immediately upon written notice to Retailer, without opportunity to cure, if Retailer or any of its Dealers, as applicable, (a) knowingly misrepresents the DBS Service or Programming Packages to customers or otherwise materially misleads them as to their content, rates or terms; (b) violates any law or knowingly breaches the standards of conduct set forth in Section 2.7; (c) knowingly uses or discloses DIRECTV Trade Secrets in violation of Section 7; (d) commits a material breach hereof which by its terms or nature is not curable; or (e) fails to submit, within any three (3) month period during the term of this Agreement, at least (3) Orders that are accepted as Approved Activations by DIRECTV.

12.4 BREACH BY INDEPENDENT RETAILER. Except as otherwise provided herein, DIRECTV may terminate this Agreement immediately upon written notice if Retailer fails to cure a breach of any material obligation hereunder which is curable, within thirty (30) days after written notice specifying such breach.

12.5 BREACH BY DIRECTV. Except as otherwise provided herein, Retailer may terminate this Agreement immediately upon written notice if DIRECTV fails to cure a breach of any material obligation hereunder which is curable, within thirty (30) days after written notice specifying such breach.

12.6 BANKRUPTCY OR CESSATION OF BUSINESS. Subject to applicable law, this Agreement shall terminate automatically upon either party’s cessation of business, election to dissolve, dissolution, insolvency, failure in business, commission of an act of bankruptcy, general assignment for the benefit of creditors, any levy, attachment or foreclosure, or the enforcement of any of the rights of a secured creditor of Retailer or DIRECTV or the filing of any petition in bankruptcy or for relief under the provisions of the bankruptcy laws.

13. RIGHTS AND OBLIGATIONS UPON TERMINATION OR CANCELLATION.

13.1 COMPENSATION. DIRECTV shall pay to Retailer, after the termination hereof, (a) any unpaid Prepaid Programming Commission which was earned by Retailer prior to termination in accordance herewith, and

(b) Prepaid Programming Commissions owing for Orders which Retailer properly delivered to DIRECTV prior to termination, provided such Orders are accepted as Approved Activations by DIRECTV. DIRECTV may in its discretion withhold payment of Prepaid Programming Commissions, in whole or in part, until they are fully earned as herein provided. WITHOUT LIMITATION, RETAILER IS NOT ENTITLED TO ANY COMPENSATION WHATSOEVER FOR ORDERS WHICH ARE NOT DELIVERED TO DIRECTV, AS HEREIN REQUIRED, PRIOR TO THE EFFECTIVE DATE OF TERMINATION, EVEN IF ORDERS DELIVERED AFTER TERMINATION RESULT IN ACTIVE SUBSCRIPTIONS TO DIRECTV’S DBS SERVICE.

13.2 OBLIGATIONS OF RETAILER. Upon termination of this Agreement for any reason, Retailer shall immediately cease using and shall, upon request of DIRECTV, deliver to DIRECTV or destroy and certify such destruction promptly upon request: (a) any unused DIRECTV sales literature; (b) all originals and copies of completed and uncompleted Order forms and applications; and (c) all forms, directives, policy manuals and other written information and materials supplied to it by DIRECTV pursuant to this Agreement or which contain DIRECTV’s Marks. On termination, Retailer shall immediately discontinue all sales of DIRECTV Programming Packages and all use of DIRECTV’s Trade Secrets and shall cease to identify itself as an authorized independent retailer or sales agent for DIRECTV’s DBS Service or otherwise affiliated in any manner with DIRECTV. Because of the difficulty in establishing the improper use of customer lists and other confidential information, Retailer agrees that for a period of two (2) years after termination, it shall not, on behalf of any other provider of audio/video multichannel entertainment programming packages or equipment or on its own behalf, solicit any Subscriber who was procured by Retailer and is a Subscriber as of such termination date.

13.3 WAIVER OF CLAIMS. EACH PARTY WAIVES ANY RIGHT TO COMPENSATION AND DAMAGES IN CONNECTION WITH THE PROPER TERMINATION OF THIS AGREEMENT IN ACCORDANCE HEREWITH, TO WHICH IT MIGHT OTHERWISE BE ENTITLED UNDER ANY APPLICABLE LAW. BY WAY OF EXAMPLE, BOTH PARTIES SHALL HAVE NO RIGHT, BASED ON SUCH TERMINATION, TO ANY PAYMENT FROM DIRECTV FOR LOST BUSINESS, FUTURE PROFITS, LOSS OF GOODWILL, REIMBURSEMENT OF EXPENDITURES OR INVESTMENTS MADE OR COMMITMENTS ENTERED INTO, ADVERTISING COSTS, OVERHEAD OR OTHER COSTS INCURRED OR ACQUIRED BASED UPON THE BUSINESS DERIVED OR ANTICIPATED UNDER THIS AGREEMENT.

13.4 SURVIVAL. The covenants and conditions herein which, by their terms or nature, extend beyond the termination or expiration of this Agreement, shall survive such termination or expiration until fully performed.

14. FORCE MAJEURE. Neither party shall be liable for any loss, damage, cost, delay, or failure to perform in whole or in part resulting from causes beyond such party’s control, including but not limited to, fires, strikes, insurrections, riots, or requirements of any governmental authority.

15. INDEPENDENT CONTRACTOR RELATIONSHIP. Retailer is an independent contractor authorized during the term hereof to solicit orders for DIRECTV Programming Packages as a commissioned Retailer. Retailer is not a partner, franchisee, or employee of DIRECTV for any purpose whatsoever. The provisions of this Agreement are for the benefit only of the parties hereto, and no third party may seek to enforce, or benefit from, these provisions.

16. INDEMNIFICATION. Except as provided below, each party shall defend and indemnify the other, its affiliates and their respective employees, officers, and directors from and against any and all third party claims and resulting damages, costs, and other liabilities arising out of the indemnifying party’s breach or alleged breach of its representations, warranties, covenants or obligations under this Agreement, negligence, or other wrongful conduct. Retailer shall defend and indemnify DIRECTV, its parents, subsidiaries, affiliates and related companies, and its and their respective employees, officers, directors, members, shareholders, successors and assignees from and against any and all claims, damages, costs, expenses (including reasonable attorneys’ fees) and other liabilities arising out of or in connection with any claims of third parties: (a) for compensation or damages arising out of the termination of this Agreement or of Retailer’s ability to take orders for DIRECTV Programming Packages; (b) arising from, relating to or in connection with Retailer’s Products, other than a claim of a breach of DIRECTV’s representations set forth in Section 18.6; or (c) arising from, relating to or in connection with a Dealer of Retailer’s or an Approved Third Party related to the subject matter of this Agreement. Retailer shall have the right to control the claims for which it provides indemnity with reasonable input from DIRECTV including approval for settlement. DIRECTV shall not be required to indemnify Retailer with respect to the content of any programming (including without limitation claims relating to trademark, copyright, music, music performance and other proprietary interests) unless and solely to the extent of any applicable pass-through indemnification provided to DIRECTV by the providers of such programming. RETAILER WAIVES ANY RIGHT TO INDEMNIFICATION ARISING OUT OF THE CONSTRUCTION, USE AND/OR OPERATION OF DIRECTV’S SATELLITE(S) AND RELATED SYSTEMS.

17. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OF THE OTHER PARTY, WHETHER FORESEEABLE OR NOT AND WHETHER BASED ON NEGLIGENCE OR OTHERWISE EXCEPT WITH RESPECT TO CLAIMS BY OR DAMAGES AWARDED TO A THIRD PARTY AGAINST WHICH A PARTY TO THIS AGREEMENT HAS AN OBLIGATION TO DEFEND AND INDEMNIFY. PROJECTIONS OR FORECASTS BY EITHER PARTY SHALL NOT CONSTITUTE BINDING COMMITMENTS. IN NO EVENT SHALL DIRECTV’S DAMAGES TO RETAILER, UNDER THIS AGREEMENT EXCEED THE AMOUNTS PAID OR DUE TO RETAILER FOR THE SALE OF DIRECTV PROGRAMMING PACKAGES DURING THE PREVIOUS TWELVE (12) MONTH PERIOD. THE COMPENSATION PROVIDED TO RETAILER HEREUNDER REFLECTS THIS ALLOCATION OF RISK. NOTHING HEREIN SHALL LIMIT THE PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 16 ABOVE.

18. MISCELLANEOUS.

18.1 LAWS. This Agreement has been entered into in the State of California and all issues with respect to the construction of this Agreement and the rights and liabilities of the parties shall be governed by the laws of the State of California, without regard to its conflicts of law rules.

18.2 INTEGRATION. This Agreement replaces any prior agreement, understanding and commitment between the parties regarding Retailer’s appointment and performance as a commissioned independent retailer or sales agent for DIRECTV for DIRECTV Programming Packages, but specifically does not replace that certain Sales Agency Agreement between the parties hereto dated February 21, 2001, as amended on February 1, 2002. Retailer is not relying on any oral or written statements or representations made by any DIRECTV employee or representative regarding such matters other than those expressly set forth herein. The execution and delivery of this Agreement do not change, amend or otherwise affect the rights and obligations of Retailer or DIRECTV Enterprises, Inc. under the Bilateral Agreement for Exchange of Proprietary Information between DIRECTV Enterprises, Inc. and Retailer, dated January 10, 2000.

18.3 COMPLIANCE. Each party shall comply with all applicable laws, rules and regulations of all governmental authorities.

18.4 EXPENSES. Each party shall pay all of its costs and expenses under this Agreement and shall be solely responsible for the acts and expenses of its own agents and employees.

18.5 AMENDMENTS. Any modification of this Agreement must be in writing and signed by both parties, except as otherwise expressly provided herein. Retailer acknowledges that the Policies promulgated by DIRECTV, in accordance with Section 2.6, as well as the modifications to order procedures set forth in Exhibit C, and any changes in compensation in accordance with Section 6.4 and Section 8, as well as the modifications to insurance coverage set forth in Exhibit E, do not constitute modifications requiring Retailer’s written consent.

18.6 AUTHORIZATION; CAPACITY.

(a) Retailer represents that the execution, delivery and performance of this Agreement have been duly authorized, that it has the full right, power, and authority to execute, deliver and perform this Agreement, and that such execution, delivery and performance do not and will not conflict with any agreement, instrument, order, judgment or decree to which it is a party or by which it is bound.

(b) Retailer represents that it is not, and agrees to immediately notify DIRECTV if it should become during the term hereof, a local telecommunications exchange carrier, interexchange carrier, alternative access provider, wireless telecommunications service provider (defined as an entity which holds a radio frequency license under Title 3 of the Communications Act of 1934, as amended) or a franchised cable company, and DIRECTV reserves the right to immediately terminate this Agreement should Retailer become such.

(c) DIRECTV represents that it (i) has the right to distribute the programming in the DIRECTV Programming Packages listed on Exhibit B hereto, and (ii) has no knowledge of any Federal Communications Commission statutes, laws, rules and orders applicable to it which would be violated by this Agreement or the transactions contemplated hereby.

18.7 NO IMPLIED WAIVERS. The failure of either party to require the performance by the other of any provision of this Agreement shall not affect in any way the right to require such performance at any later time nor shall the waiver by either party of a breach of any provision hereof be deemed a waiver of such provision.

18.8 NOTICES. Any notice or other written communication required or permitted to be given by this Agreement shall be deemed given when personally delivered or delivered by Federal Express or telecopied, or 3 business days after it has been sent by U.S. first-class, certified or registered mail, postage prepaid, properly addressed to the addresses set forth below the signatures herein. Retailer shall provide a minimum of ten (10) days advance written notice to DIRECTV in the event of any address or telephone change.

18.9 INVALID OR UNENFORCEABLE PROVISIONS. If any provision of this Agreement is determined to be invalid or unenforceable, the provision shall be deemed severed from the remainder, which shall remain enforceable. If any provision of this Agreement does not comply with any law, ordinance or regulation of any governmental or quasi-governmental authority, now existing or hereinafter enacted, such provision shall to the extent possible be interpreted in such a manner so as to comply with such law, ordinance or regulation, or if such interpretation is not possible, it shall be deemed amended, to satisfy the minimum requirements thereof.

18.10 GOVERNMENTAL APPROVALS. This Agreement shall be subject to all necessary approvals of local, state and federal regulatory agencies.

18.11 TAXES. Any taxes asserted against Retailer or DIRECTV by any governmental authority as a result of this Agreement shall be the responsibility of the parties as follows: (a) Retailer shall be responsible for any taxes or levies arising out of its performance hereunder, with the exception of any sales tax as to which DIRECTV has provided Retailer the appropriate rate and Retailer has forwarded such amount to DIRECTV; and (b) each party shall be responsible for any taxes related to its income derived hereunder.

18.12 ARBITRATION.

(a) Any dispute or claim arising out of the interpretation, performance, or breach of this Agreement, including without limitation claims alleging fraud in the inducement, shall be resolved only by binding arbitration, at the request of either party, in accordance with the rules of the American Arbitration Association, modified as herein provided. The arbitrators shall be, to the fullest extent available, either retired judges or selected from a panel of persons trained and expert in the subject area of the asserted claims. If the claim seeks damages of less than $250,000, one arbitrator shall decide it. In all other cases, each party shall select one arbitrator, who shall jointly select the third arbitrator. If for any reason a third arbitrator is not selected within one month after the claim is first made, the third arbitrator shall be selected in accordance with the rules of the American Arbitration Association. The arbitrators shall apply California substantive law to the proceeding, except to the extent Federal substantive law would apply to any claim. An award may be entered against a party who fails to appear at a duly noticed hearing. The arbitrators shall prepare in writing and provide to the parties an award including factual findings and the reasons on which their decision is based. The arbitrators shall not have the power to commit errors of law or legal reasoning, and the award may be vacated or corrected on appeal to a court of competent jurisdiction for any such error. The parties agree and acknowledge that no class arbitration shall be permissible hereunder. The decision of the arbitrators may be entered and enforced as a final judgment in any court of competent jurisdiction. The parties shall share equally the arbitrator’s fees and other costs of the arbitration.

(b) Notwithstanding the foregoing, the following shall not be subject to arbitration and may be adjudicated only by the Los Angeles County, California Superior Court or the U.S. District Court for the Central District of California:

(1) any dispute, controversy, or claim relating to or contesting the validity of DIRECTV’s right to offer DBS Service to the public or any of DIRECTV or Retailer’s Trade Secrets, confidential information or Marks; and

(2) the request by either party for preliminary or permanent injunctive relief, whether prohibitive or mandatory, or provisional relief such as writs of attachments or possession.

(c) This Section and any arbitration conducted hereunder shall be governed by the United States Arbitration Act (9 U.S.C. Section 1, et seq.). The parties acknowledge that the transactions contemplated by this Agreement involve commerce, as defined in said Act. This Section 18.12 shall survive the termination or expiration of this Agreement.

18.13 ATTORNEYS’ FEES. In the event of any litigation or arbitration between the parties with respect to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs of litigation, as the court or tribunal may determine.

DIRECTV, INC.

DIRECTV Signature:	/s/ Steven J. Cox	Date: 6/21/04

Address:	DIRECTV, Inc. 2230 East Imperial Highway El Segundo, California 90245
Telecopy No.:	(310) 535-5499

KVH Industries, Inc.

By:	/s/ Martin Kits van Heyningen
(signature)
Martin Kits van Heyningen
[PRINT NAME]
Title:	President and CEO

Location Address:	KVH Industries, Inc. 50 Enterprise Center Middletown, RI 02840

Mailing Address:

Telecopy No.: (401) 849-0045

Telephone No.: (401) 845-3327

Federal I.D. or Social Security Number:

Check One:

☐	Sole Proprietor
☐	Partnership
☒	Corporation

NOTE: PLEASE ATTACH W-9

EXECUTION VERSION

SCHEDULE 1

ANNUAL PROGRAMMING COMMITMENT AGREEMENT

Date _____________________	[GRAPHIC]

DIRECTV ANNUAL PROGRAMMING AGREEMENT

Thank you for choosing to purchase DIRECTV® System equipment. By signing this Annual Programming Agreement,

Customer (hereafter referred to as “I”/“me”/“you”/“your”) agrees to abide by the following terms and conditions:

☐ Check here if you are a new residential DIRECTV customer.	☐ Check here if you are a current residential DIRECTV customer purchasing an additional DIRECTV Receiver(s).

Programming Agreement: Within 30 days of purchase of your DIRECTV System equipment, you agree to activate any DIRECTV® TOTAL CHOICE® programming package (valued at $36.99 per month or above), any DIRECTV PARA TODOS® programming package (valued at $33.99 per month or above), Phoenix TV, or Jadeworld programming package. DIRECTV’S PROGRAMMING AND PRICING SUBJECT TO CHANGE AT ANY TIME. The programming package must be maintained for a period of twelve (12) consecutive months (without interruption) for each DIRECTV System purchased by you, including additional DIRECTV Receivers ($4.99 per month per additional receiver as long as all receivers are connected to the same phone line). After you have fulfilled your twelve (12) month agreement to the required programming package, you are not obligated to continue your subscription to DIRECTV programming for any specific duration. Existing DIRECTV customers may activate additional receivers with their existing DIRECTV programming package.

Consequences of Your Failure to Maintain Agreement: If you fail to maintain and pay for twelve (12) consecutive months of the required programming package, you agree that DIRECTV may charge you a prorated fee of up to one hundred fifty US dollars ($150.00); within 14 days of downgrading or disconnecting your programming, you have an option to send all of your DIRECTV System Equipment (receiver[s] and remote control[s]) to DIRECTV in lieu of this payment. The Equipment, including the Access Card inserted into each DIRECTV System Receiver unit, must be returned to DIRECTV in good working order, normal wear and tear excepted. See DIRECTV.com or call 1-800-DIRECTV for details.

THIS PROGRAMMING AGREEMENT IS SEPARATE AND DIFFERENT FROM ANY OTHER ANNUAL AGREEMENT YOU MAY HAVE PREVIOUSLY MADE WITH DIRECTV AND IS FULLY ENFORCEABLE UNDER THESE TERMS.

DIRECTV Customer Agreement: You hereby agree and acknowledge that this DIRECTV Annual Programming Agreement sets forth additional terms and conditions regarding your receipt of DIRECTV programming and activation of access cards and shall be applied in conjunction with the DIRECTV Customer Agreement, a copy of which is provided at DIRECTV.com and with your first bill.

Arbitration: You and DIRECTV agree that both parties will resolve any dispute arising under this Agreement through binding arbitration as set forth in the DIRECTV Customer Agreement.

Customers in NRTC Territory: This Agreement does not apply to customers who activate DIRECTV System equipment in a territory served by members or affiliates of the National Rural Telecommunications Cooperative.

FIRST NAME	MI	LAST NAME
☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

STREET ADDRESS (NO P.O. BOXES)	CITY	STATE	ZIP CODE

___________________________________________________	____________________	__________	____________________

DAYTIME PHONE	EVENING PHONE
(☐ ☐ ☐) ☐ ☐ ☐ - ☐ ☐ ☐ ☐	(☐ ☐ ☐) ☐ ☐ ☐ - ☐ ☐ ☐ ☐
BY SIGNING BELOW, I HEREBY AUTHORIZE AND AGREE THAT DIRECTV MAY, AT ITS SOLE OPTION, CHARGE THE FEES DESCRIBED HEREIN TO THE CREDIT CARD DESIGNATED BELOW. I WARRANT THAT I AM 18 YEARS OLD OR OLDER AND THAT ALL INFORMATION SUPPLIED BY OR ABOUT ME IS ACCURATE. I HAVE READ AND AGREE TO THE ABOVE TERMS AND CONDITIONS.

Customer Signature ______________________________________________________ Date __________________________

NOTE: DO NOT WRITE IN THIS SECTION. TO BE COMPLETED BY DEALER (IN BLUE OR BLACK INK ONLY).

☐ PLEASE CHECK BOX IF DIRECTV SYSTEM IS BEING RETURNED BY CUSTOMER.

MODEL(S)	SERIAL NUMBER(S)	ACCESS CARD NO.(S) (FILL IN ALL 12 DIGITS – INCLUDING ZEROS)
☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐
☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐
☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

DEALER NAME	DIRECTV BILLING NO.	NAME OF SALESPERSON
___________________________________	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	__________________________________

CREDIT CARD NUMBER __ AMEX __ VISA __ MASTERCARD __ DISCOVER	EXPIRATION DATE (MM/YYYY)
☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ / ☐ ☐ ☐ ☐

(IF CUSTOMER DOES NOT HAVE A VALID CREDIT CARD, PLEASE COLLECT BOTH SOCIAL SECURITY NUMBER AND DRIVER LICENSE NUMBER BELOW)

SOCIAL SECURITY NUMBER

☐ ☐ ☐ - ☐ ☐ - ☐ ☐ ☐ ☐

DRIVER LICENSE NUMBER	STATE
☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐

PENDING ACCOUNT NUMBER (IF AVAILABLE)

☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

BLUE – DEALER COPY / PINK – CUSTOMER COPY

EXHIBIT A

RETAILER’S DEALERS

This Exhibit is subject to change by DIRECTV in its sole discretion. Therefore, DIRECTV can approve new Retailer’s

Dealers and add them to this Exhibit for purposes of this Agreement from time to time. DIRECTV can also delete certain dealers from this Exhibit in its sole discretion from time to time.

DlrListforExcelOutput

COMPANY	STREET	CITY	STATE	ZIP
Angel Distributing	154 Business Centre Drive	Birmingham	AL	35244
Audio Video Specialist	512 Beltline Road	Decatur	AL	35601
CKR Automotive Products, Inc.	5415 Lamco Street	Montgomery	AL	36121
CKR Mobile Electronics	2710 East South Blvd	Montgomery	AL	36116-2512
CKR Mobile Electronics	540 Northeast Blvd	Montgomery	AL	36117-2239
CKR Mobile Electronics	2259 Cobbs Ford Road	Prattville	AL	36066-7703
HiFi Buys	7509 Crestwood Blvd	Birmingham	AL	35210
HiFi Buys	1642 Montgomery Highway	Hoover	AL	35216
HiFi Buys	6275 University Drive #42	Huntsville	AL	35806
Planet Satellite	5101 Cyrus Circle	Birmingham	AL	35242
Radio Active, Inc.	3147 Pecham Parkway	Pecham	AL	35124
TNT Car Stereo	3110 Airport Blvd	Mobile	AL	36606
AC Sport NW	2201 South Thompson C-5	Springdale	AR	72964
AC Sport, Inc.	P.O. Box 6163	Sherwood	AR	72124
Extreme Auto Restylers	3117 Waco Street	Fort Smith	AR	72903
Beyond Technology	250 11th Street	Douglas	AZ	85607
Coulter-Cadillac, Inc.	1188 East Camelback Road	Phoenix	AZ	85014
Hook-up Motor Sports	3045 E. Main Street	Mesa	AZ	85213
Lund Cadillac LLC	1311 East Bell Road	Phoenix	AZ	85022
Mobile Dynamics	415 S 48th Street #101	Tempe	AZ	85281
Signature Audio	8295 E Raintree Drive	Scottsdale	AZ	85260
The Specialists	4695 N. Oracle Road	Tucson	AZ	85705
The Specialists	600 E. Fry Blvd	Sierra Vista	AZ	85635
The Specialists	4414 E. Speedway Blvd	Tucson	AZ	85712
The Specialists	5602 E. Broadway	Tucson	AZ	85711
The Specialists	6550 N. Thornydale Road #100	Tucson	AZ	85741
A1 Satellite	403 E. San Bernardino Road	Covina	CA	91723
Al & Ed's Autosound	2025 S. La Cienega	W. Los Angeles	CA	90034
Al & Ed's Autosound	1393 E. Walnut	Pasadena	CA	91106
Al & Ed's Autosound	4969 Van Nuys Blvd	Van Nuys	CA	91403
Al & Ed's Autosound	340 N. Victory Blvd	Burbank	CA	91502
Al & Ed's Autosound	12423 Wilshire Blvd	Los Angeles	CA	90025

DlrListforExcelOutput

Al & Ed’s Autosound	17007 Hawthorne Blvd	Torrance	CA	90260
Al & Ed’s Autosound	3131 Thousand Oaks Blvd	Thousand Oaks	CA	91360
Al & Ed’s Autosound	8222 Tampa Avenue	Northridge	CA	91335
Al & Ed’s Autosound	2301 S. Sepulveda Blvd	W. Los Angeles	CA	90064
Al & Ed’s Autosound	1171 N. Tustin Avenue	Orange	CA	92667
Al & Ed’s Autosound	16732 Beach Blvd	Huntington Beach	CA	92648
Al & Ed’s Autosound	3020 W. Lincoln	Anaheim	CA	92804
Al & Ed’s Autosound	6486 South Street	Lakewood	CA	90713
Al & Ed’s Autosound	2518 Lincoln Blvd	Marina del Rey	CA	90291
Al & Ed’s Autosound	2800 Harbor Blvd	Costa Mesa	CA	92626
Al & Ed’s Autosound	600 South Brand Blvd	Glendale	CA	91204
Al & Ed’s Autosound	3689 E. Colorado Blvd	Arcadia	CA	91107
Al & Ed’s Autosound	1647 E. Imperial Highway	Brea	CA	92821
Al & Ed’s Autosound	880 N. Rochester Blvd	Ontario	CA	91764
Al & Ed’s Autosound	26705 Aliso Creek Road	Aliso Viejo	CA	92656
Al & Ed’s Autosound	1175 Foothill Blvd	La Verne	CA	91750
Al & Ed’s Autosound	5208 Jackson Drive #117	La Mesa	CA	92041
Al & Ed’s Autosound	2070 Hacienda Drive #B	Vista	CA	92083
Al & Ed’s Autosound	3740 Rosecrans Street	San Diego	CA	92110
Al & Ed’s Autosound	8252 Clairemont Mesa Blvd	San Diego	CA	92111
Al & Ed’s Autosound	1144 West Valley Parkway	Escondido	CA	92025
Al & Ed’s Autosound	11608 Carmel Mtn Road	San Diego	CA	92128
Al & Ed’s Autosound	41125 Winchester Road	Temecula	CA	92591
All-Star Limo, Inc.	8351 Malloy Drive	Huntington Beach	CA	92646
Audio Fonix	23221 Peralta Drive #A	Laguna Hills	CA	92653
Audio Toyz	28622 Oso Parkway	Rancho Santa Margarita	CA	92688
Beach Auto Sound	18042 Beach Blvd	Huntington Beach	CA	92647
Becker Automotive Design	1711 Ives Avenue	Oxnard	CA	93033
Best Sales, Inc. (dba Dealerworks)	1330 North Fourth Street	San Jose	CA	95112
Big Toys	1171 Delilah Street	Corona	CA	92879
California Automotive Concepts	1020 Hansen Way	Redwood City	CA	94063
California Car Stereo	6620 N. Blackstone Avenue #A	Fresno	CA	93710
Car Fidelity of North Hollywood	4864 Lankershim Blvd	North Hollywood	CA	91601

DlrListforExcelOutput

Car Stereo Outlet	3910 Stevens Creek Blvd	San Jose	CA	95129
Checkered Flag	8314 Sepulveda Blvd	Sepulveda	CA	91343
Competition Soundworks	17538 Studebaker Road	Cerritos	CA	90701
CPS	589 Rohnert Park Expressway	Rohnert Park	CA	94928
Cynergy Innovations, Inc.	28475 Sun City Blvd	Sun City	CA	92586
Dealer Works, Inc.	3304 Luyung Drive	Rancho Cordora	CA	95742
Executive Class Automotive Ltd	22365 El Toro Road	Lake Forest	CA	92630
Haas Auto Stereo, Inc.	5774 Uplander Way	Culver City	CA	90230
Heimburg Sales Group, Inc.	3333 Sunrise Blvd	Rancho Cordova	CA	95742
Invideo, Inc.	1123 S. Gretta Avenue	West Covina	CA	91790
Just in Time Communications, Inc.	247 North 2nd Avenue	Upland	CA	91786
LaJolla Audio	5161 Santa Fe Street	San Diego	CA	92109
Legend Customs	10427 San Sevaine Way #D	Mira Loma	CA	91752
Leisure Time Marketing	18242 Enterprise Lane	Huntington Beach	CA	92648
Lotts, Inc.	600 Pacific Avenue	Santa Cruz	CA	95060
Mark's Auto Sound	1217 E Las Tunas Drive	San Gabriel	CA	91776
MCO Electronics	124-1 Woodruff Avenue	Downey	CA	90241
Mitsubishi Electric	5665 Plaza Drive	Cypress	CA	90630-0007
Mobile Fantasy, Inc.	9353 Reseda Blvd	Northridge	CA	91324-2927
Modern Image	24571 Sunnymead Blvd	Moreno Valley	CA	92553
Pacific Audio & Alarm, Inc.	303 North Placentia Avenue	Fullerton	CA	92831
Paradyme, Inc.	1728 Fulton Avenue	Sacramento	CA	95825
Phantom Electronics	2618 E. Thousand Oaks Blvd	Thousand Oaks	CA	91362
Quixtar Communications Corporation	1000 E Dominguez Street	Carson	CA	90746
Santa Barbara Auto Stereo	3234 State Street	Santa Barbara	CA	93105
Satellite Innovations	7201 Haven Avenue #E	Rancho Cucamonea	CA	91701
Sierra Select Distributors, Inc.	4320 Roseville Road	North Highlands	CA	95660
Signal Source	5779 A-1 Winfield Blvd	San Jose	CA	95123
Sound Scape	11890 Woodruff Avenue	Downey	CA	90241
Special Vehicle Concepts	1000 W. Pacific Coast Highway	Newport Beach	CA	92663
Stereo Habitat	1450 Camden Avenue	Campbell	CA	95008
Street Sound Plus	16175 Roscoe Blvd	North Hills	CA	91343
Streetnoyz	3450-A Kurtz	San Diego	CA	92110

DlrListforExcelOutput

T.M.S.	20928 Osborne Street #F	Canoga Park	CA	91304
The Good Guys	3021 W. Lincoln Avenue	Anaheim	CA	92801
The Good Guys	18600 Gridley Road	Artesia	CA	90701
The Good Guys	3000 Ming Avenue	Bakersfield	CA	93304
The Good Guys	820 E. Imperial Highway	Brea	CA	92821
The Good Guys	21311 Victory Blvd	Canoga Park	CA	91303
The Good Guys	2502 El Camino Real	Carlsbad	CA	92008
The Good Guys	3840 Grand Avenue	Chino	CA	91710
The Good Guys	877 East H Street	Chula Vista	CA	91910
The Good Guys	5500 Sunrise Blvd	Citrus Heights	CA	95610
The Good Guys	17523 Colima Road	City of Industry	CA	91748
The Good Guys	1280-A Willow Pass Road	Concord	CA	94520
The Good Guys	301 Corte Madera Town Center	Corte Madera	CA	94925
The Good Guys	146 Serramonte Center	Daly City	CA	94015
The Good Guys	6705 Amador Plaza Road	Dublin	CA	94568
The Good Guys	1731 East Bayshore	East Palo Alto	CA	94303
The Good Guys	5800 Christie Avenue	Emeryville	CA	94608
The Good Guys	1109 West Valley Parkway	Escondido	CA	92025
The Good Guys	1350 Gateway Plaza	Fairfield	CA	94533
The Good Guys	26542 Towne Center Drive	Foothill Ranch	CA	92610
The Good Guys	61 East Shaw Avenue	Fresno	CA	93710
The Good Guys	142 South Brand Avenue	Glendale	CA	91204
The Good Guys	664 Southland Mall	Hayward	CA	94545
The Good Guys	16672 Beach Blvd	Huntington Beach	CA	92647
The Good Guys	8657 Villa La Jolla	La Jolla	CA	92037
The Good Guys	5500 Crossmont Center Drive	La Mesa	CA	91942
The Good Guys	23451 Calle de la Louisa	Laguna Hills	CA	92653
The Good Guys	6310 East Pacific Coast Highway	Long Beach	CA	90803
The Good Guys	100 N. La Cienega	Los Angeles	CA	90048
The Good Guys	10831 West Pico Blvd	Los Angeles	CA	90064
The Good Guys	13450 Maxella Avenue	Marina Del Rey	CA	90292
The Good Guys	158 Ranch Drive	Milpitas	CA	95035
The Good Guys	3900 Sisk Road	Modesto	CA	95356

DlrListforExcelOutput

The Good Guys	9137 Center Avenue #A	Montclair	CA	91763
The Good Guys	2345 S. Atlantic	Monterey Park	CA	91754
The Good Guys	9054 Tampa Avenue	Northridge	CA	91324
The Good Guys	146 S. Main Street	Orange	CA	92668
The Good Guys	3590 Tyler Street	Riverside	CA	92503
The Good Guys	2121 Arden Way	Sacramento	CA	95825
The Good Guys	7020 Stockton Blvd	Sacramento	CA	95823
The Good Guys	3495 Sports Arena Blvd	San Diego	CA	92110
The Good Guys	11485 Carmel Mountain Road	San Diego	CA	92128
The Good Guys	1400 Van Ness Street	San Francisco	CA	94109
The Good Guys	3201-20th Avenue	San Francisco	CA	94132
The Good Guys	2675 Geary Blvd #202	San Francisco	CA	94118
The Good Guys	3149 Stevens Creek Blvd	San Jose	CA	95117
The Good Guys	886 Blossom Hill Road	San Jose	CA	95123
The Good Guys	1960 Tully Road	San Jose	CA	95122
The Good Guys	41 West Hillsdale Avenue	San Mateo	CA	94403
The Good Guys	646 W. Hammer Lane	Stockton	CA	95207
The Good Guys	12050 Ventura Blvd	Studio City	CA	91604
The Good Guys	1247 W. El Camino Blvd	Sunnyvale	CA	94087
The Good Guys	21436 Hawthorne Blvd	Torrance	CA	90503
The Good Guys	310 S. Lake Avenue	Pasadena	CA	91101
The Good Guys	1401 Hawthorne Blvd	Redondo Beach	CA	90278
The Good Guys	2805 Santa Rosa Avenue	Santa Rosa	CA	95407
The Good Guys	24840 Pico Canyon Road	Stevenson Ranch	CA	91381
The Good Guys	2741 El Camino Real	Tustin	CA	92782
The Good Guys	390 S. Mills Road	Ventura	CA	93003
The Good Guys	2044 Mt. Diablo Blvd	Walnut Creek	CA	94596
The Good Guys	1000 West Covina Parkway	West Covina	CA	91793
The JWS Company, Inc.	2145 Greenleaf Street	Santa Ana	CA	92706
The JWS Company, Inc.	18001 Medley Drive	Encino	CA	91316
The JWS Company, Inc.	18001 Medley Drive	Encino	CA	91316
Traffic Jamz Car Audio	15721 Ventura Blvd	Encino	CA	91436
Transonic	5505 Moreno Street #104	Montclair	CA	91763

DlrListforExcelOutput

Tweeter	1144 Camino Del Rio North	San Diego	CA	92108
Tweeter	3445 Sports Arena Blvd	San Diego	CA	92110
Tweeter	1218 Broadway	Chula Vista	CA	91911
Tweeter	1346 W. Valley Parkway	Escondito	CA	92029
Tweeter	146 North El Camino Real	Encinitas	CA	92024
Tweeter	865 East H Street	Chula Vista	CA	91910
Tweeter	5504 Balboa Avenue	San Diego	CA	92111
Tweeter	72885 Hwy 111	Palm Desert	CA	92260
Tweeter	3502 Tyler Street	Riverside	CA	92503
Tweeter	5454 Grossmont Center Drive	La Mesa	CA	91942
Tweeter	3809 Grand Avenue	Chino	CA	91710
Tweeter	995 Joshua Drive	Vista	CA	92083
Upstairs Car Stereo	8778 Plata Lane	Atascadero	CA	93422
Vehicle Integrated Products	6060 Avenida Encinas	Carlsbad	CA	92008
West Coast Customs	835 West Olive Street	Inglewood	CA	90301
Willie's Motoring	525 E Manchester	Inglewood	CA	90301
Z Auto Sound	3896 Stevens Creek Blvd	San Jose	CA	95117
Zarb Electronics, Inc.	1750 California, Suite 117	Corona	CA	92881-3395
Drive-In Auto Sound	165 West Arvada	Colorado Springs	CO	80906
Drive-In Auto Sound	1352 N. Academy Blvd	Colorado Springs	CO	80907
Drive-In Auto Sound	1749 Briargate	Colorado Springs	CO	80920
Drive-In Auto Sound	1404 Hwy 50 West	Pueblo	CO	81008
Kymat LLC (dba MAXAIR)	8484 S. Valley Highway	Englewood	CO	80112
PDA, Inc.	8080 South Park Lane	Littleton	CO	80120
Quality Autosound	586 S. Chambers Road	Aurora	CO	80017
Quality Autosound	7382 Federal Blvd	Westminster	CO	80030
Quality Autosound	6895 Leetsdale Drive	Denver	CO	80224
Quality Autosound	307 W. Littleton Blvd	Littleton	CO	80120
Quality Autosound	1701 Greeley Mall	Greeley	CO	80631
Quality Autosound	5450 Arapahoe Avenue	Boulder	CO	80303
Quality Autosound	11870 N. Washington Street	Northglenn	CO	80233
Quality Autosound	8990 W. Colfax Avenue	Lakewood	CO	80215
Reil & Associates	5454 N. Washington Street	Denver	CO	80216

DlrListforExcelOutput

Reil & Associates	5454 N. Washington Street	Denver	CO	80216
Reil & Associates	5454 N. Washington Street	Denver	CO	80216
SBS Electronics	6201 West 44th	Wheat Ridge	CO	80033
Tweeter	110 Slater Street	Manchester	CT	06040
Tweeter	195 West Main Street	Avon	CT	06001
Tweeter	70 Universal Drive	North Haven	CT	06473
Tweeter	2661 Berlin Turnpike	Newington	CT	06111
Tweeter	Crystal Mall	Waterford	CT	06385
Tweeter	109 Federal Road	Danbury	CT	06810
Tweeter	1712 Boston Post Road	Milford	CT	06460
12-Volt Mobile Electronics	309 H Street N.W.	Washington	DC	20001
Myer-Emco	2241 Wisconsin Avenue	Washington	DC	20007
Sound of Tri-State	Unit 41 Tri-State Mall	Claymont	DE	19703
Tweeter	5601 Concord Pike	Wilmington	DE	19803
Tweeter	3926 Kirkwood Highway	Wilmington	DE	19808
Audio Advisors, Inc.	2273-C Palm Beach Lakes Blvd	West Palm Beach	FL	33409
Audio Empire, Inc.	4585 118th Avenue North	Clearwater	FL	33762
Auto Audio	33160 US 19 N	Palm Harbor	FL	34684
Car & Driver	176-A Glades Road	Boca Raton	FL	33432
CarTronics	1800 NW 79th Avenue	Miami	FL	33126
CarTronics	490 N.E. 167th Street	North Miami Beach	FL	33162
CarTronics	8250 Biscayne Blvd	Miami	FL	33138
CarTronics	13983 S. Dixie Highway	South Miami	FL	33176
CarTronics	7989 Pines Blvd	Pembroke Pines	FL	33024
Custom Car Works	321 N. Congress Avenue	Delray Beach	FL	33445
Five Star Car Audio & Accessories	17901 N.W. 27th Avenue	Miami	FL	33056
Fort Myers Auto Sounds, Inc.	4145 Fowler Street	Fort Myers	FL	33901
JR Electronics	9568 SW 40th Street	Miami	FL	33165
Palm Auto Security, Inc.	2919 E North Military Trail	West Palm Beach	FL	33403
Quality TV	14212 S. Timiami Trail	North Port	FL	34287
Sawgrass Dist.	P.O. Box 22985	Fort Lauderdale	FL	33335
Sawgrass Ford	14501 West Sunrise Blvd	Sunrise	FL	33323
Sherrod Vans	6464 Greenland Road	Jacksonville	FL	32258

DlrListforExcelOutput

Sound Advice	6307 South Tamiami Trail	Sarasota	FL	34231
Sound Advice	4835 East Colonial Drive	Orlando	FL	32803
Sound Advice	614 East Altamonte Drive	Altamonte Springs	FL	32701
Sound Advice	4008 North Federal Highway	Fort Lauderdale	FL	33308
Sound Advice	2275 Palm Beach Lakes Blvd	West Palm Beach	FL	33409
Sound Advice	2925 Tyrone Blvd	St. Petersburg	FL	33710
Sound Advice	1102 East Fowler Avenue	Tampa	FL	33612
Sound Advice	351 N.E. 51st Street	Boca Raton	FL	33431
Sound Advice	7676 Peters Road	Plantation	FL	33317
Sound Advice	1431 Sandlake Road	Orlando	FL	32819
Sound Advice	27205 US Highway 19 North	Clearwater	FL	34621
Sound Advice	9590 East Atlantic Blvd	Jacksonville	FL	32211
Sound Advice	6000 Lake Gray Blvd	Jacksonville	FL	32244
Sound Advice	12200 S.W. 88th Street	Miami	FL	33186
Sound Advice	12519 Cleveland Avenue	Fort Myers	FL	33907
Sound Advice	4150 North 28 Terrace	Hollywood	FL	33021
Sound Advice	17641 Biscayne Blvd	Aventura	FL	33160
Sound Advice	4133 Tamiami Trail North	Naples	FL	34103
Sound Advice	2415 North Monroe Street	Tallahassee	FL	32303
Sound Advice	12089 US Highway 1	North Palm Beach	FL	33408
Sound Advice	2905 North Dale Mabry	Tampa	FL	33607
Sound Advice	11805 South Dixie Highway	Miami	FL	33156
Sound Advice	8805 Southside Blvd	Jacksonville	FL	32256
Sound Advice	11330 Pines Blvd	Pembroke Pines	FL	33026
Sound Advice	2501 SW 32 Terrace	Pembroke Pines	FL	33023
Speed & Truck World	1060 W Sunrise Blvd	Fort Lauderdale	FL	33311
Streamline Marketing	1737 SW Cabin Place	Palm City	FL	34990
Superior Car Stereo, Inc.	1100 South Dixie Highway	Hollywood	FL	33020
Techni-Car, Inc.	450 Commerce Blvd	Oldsmar	FL	34677
The Audio Itch of Tampa Bay	908 N. Dale Mabry	Tampa	FL	33609
TLC Coachworks	20423 State Road 7	Boca Raton	FL	33428
Ultimate Audio	3699 S. Orange Blossom Trail	Orlando	FL	32839
United Auto Radio & AC, Inc.	835 NE 2 Avenue	Fort Lauderdale	FL	33304

DlrListforExcelOutput

American Radio	3080 Northfield Place	Roswell	GA	30076
Audio Visions	1501 East Walnut Avenue	Dalton	GA	30721
Audio Warehouse	7700 Abercorn Street	Savannah	GA	31406
Cartunes, Inc.	5834 Roswell Road	Atlanta	GA	30328
Entertainment Technology	155 Athens Highway 78	Loganville	GA	30052
Hamby, Brooks, McKenzie, Inc.	2313 Manchester Expressway	Columbus	GA	31904
HiFi Buys	2021 W. Lidell Road	Duluth	GA	30096
HiFi Buys	1062-A Johnson Ferry Road	Marietta	GA	30068
HiFi Buys	4023 Lavista Road	Tucker	GA	30084
HiFi Buys	1311-B Mt. Zion Road	Morrow	GA	30260
HiFi Buys	1155 Ernest Barrett Parkway	Kennesaw	GA	30144
HiFi Buys	2059 Scenic Highway	Snellville	GA	30078
HiFi Buys	6351 Douglas Blvd	Douglasville	GA	30135
HiFi Buys	3310 Buford Drive	Buford	GA	30519
HiFi Buys	3690 Eisenhower Parkway	Macon	GA	31206
HiFI Buys	105B Promenade Parkway	Fayetteville	GA	30214
HiFi Buys	3655 Atlanta Industrial Drive	Atlanta	GA	30331
HiFi Buys	10889 Alpharetta Highway	Roswell	GA	30076
HiFi Buys	196 Alps Road	Athens	GA	30606
HiFi Buys	3135 Peachtree Road	Atlanta	GA	30305
HiFi Buys	2545-H Hargrove Road	Smyrna	GA	30082
Ken’s Audio Video, Inc.	3677 Mercer University Drive	Macon	GA	31204
Mobile Soundwaves	2955 Peachtree Road	Atlanta	GA	30309
Murray’s	500 Thornton Road S-4	Lithia Springs	GA	30122
NORTHSIDE H2	1184 Spring Street (Midtown)	Atlanta	GA	30309
Ralphs Vickers & Co.	329 Frey’s Gin Road	Marietta	GA	30067
Sound Proof, Inc.	7447 Douglas Blvd	Douglasville	GA	30135
Sound Sensations	337 Cobb Parkway	Marietta	GA	30062
Sound Sensations	7037 Georgia Highway 85	Riverdale	GA	30274
Zephyr Vans, Inc.	1950 Jimmie Daniel Road	Bogart	GA	30622
Ford & Garland Radio, Inc.	1304 Locust	Des Moines	IA	50309
Aspen Sound	350 Cherry Lane	Coeur D’Alene	ID	83814
Aspen Sound	8189 Westpark Avenue	Boise	ID	83704

DlrListforExcelOutput

Ideal Audio	225 Yellowstone Avenue	Pocatello	ID	83201
Nvytel	4540 W. Overland Road	Boise	ID	83705
ABC Automotive Electronics	1401 Landmeir Road	Elk Grove	IL	60007
Audiosmith	755 N. Milwaukee Avenue	Libertyville	IL	60020
Custom Sounds	5350 N. Illinois Street	Fairview Heights	IL	62208
Custom Sounds	912 Milton Road	Alton	IL	62002
Intasound Corp	(dba The Sound Advantage)	Harwood Heights	IL	60706
Mid City Cellular, Inc.	830 N. Milwaukee Avenue	Chicago	IL	60622
Music in Motion	14017 S. Cicero Avenue	Crestwood	IL	60445
Spectrum Sales, Inc.	1924 N. 78th Avenue	Elmwood Park	IL	60707
Tweeter	1202-1A West 75th Street	Downers Grove	IL	60516
Tweeter	700 W. Town Line Road	Vernon Hills	IL	60061
Tweeter	935 East Gold Road	Schaumburg	IL	60173
Tweeter	4411 Fox Valley Center Drive	Aurora	IL	60505
Tweeter	1600 West 16th Street	Oak Brook	IL	60523
Tweeter	3232 Lake Avenue	Wilmette	IL	60091
Tweeter	6119 Northwest Highway	Crystal Lake	IL	60014
Tweeter	6657 Grand Avenue	Gurnee	IL	60031
Tweeter	1175 S. Randall Road	Geneva	IL	60134
Tweeter	7201 West Lake Street	River Forest	IL	60305
Tweeter	310 North 8th Street	West Dundee	IL	60118
Tweeter	2481 S. Wolf Road	Des Plaines	IL	60018
Vogue Tyre & Rubber Co.	1101 Feehanville Drive	Mount Prospect	IL	60056
Custom Auto Stereo	3311 S. East Street	Indianapolis	IN	46227
Omni Entertainment Systems, Inc.	1151 Southpoint Drive	Valparaiso	IN	46385
Ovation Audio Video Specialists	4270 West 38th Street	Indianapolis	IN	46254
Ovation Audio Video Specialists	8802 South US 31	Indianapolis	IN	46227
Ovation Audio Video Specialists	6609 East 82nd Street	Indianapolis	IN	46250
Ovation Audio Video Specialists	2030 Sagamore Parkway	Lafayette	IN	47905
Ovation Audio Video Specialists	1005 East Highway 131	Louisville	IN	47129
Ovation Audio Video Specialists	2750 Tobey Drive	Indianapolis	IN	46219
Selective Systems Inc.	4230 S Madison Avenue	Indianapolis	IN	46227
Stewart Design	8211 Brooksville Road	Indianapolis	IN	46239

DlrListforExcelOutput

TR Sales & Marketing	8425 Woodfield Crossing Blvd	Indianapolis	IN	46240
TR Sales & Marketing	8425 Woodfield Crossing Blvd	Indianapolis	IN	46240
KC Trends	10910 Johnson Drive	Shawnee	KS	66203
Ovation Audio Video Specialists	4001 Nicholsville Road	Lexington	KY	40503
Ovation Audio Video Specialists	4600 Shelbyville Road	Louisville	KY	40207
Ovation Audio Video Specialists	4241 Outer Loop Road	Louisville	KY	40219
Roberts Mobile Electronics	11704 Shelbyville Road	Louisville	KY	40203
Kirk's Ltd	9555 Airline Highway	Baton Rouge	LA	70815
Sunblock	11734 Highway 171 South	Leesville	LA	71446
Suncoast Sound	3233 Breard Street	Monroe	LA	71201
Wright's Sound Gallery	7600 Youree Drive	Shreveport	LA	71105
Bumper to Bumper	583 Warren Avenue	Brockton	MA	02301
Detailz Auto Accessories, Inc.	239 Turnpike Street	Canton	MA	02021
MC Entertainment/Curry Audio	91 Medway Road	Milford	MA	01757
Opus Marketing	66 Williams Avenue	Hyde Park	MA	02136
Opus Marketing	15 Hawthorne Street	Malden	MA	02148
Osprey at the Gallery, Inc.	895 Providence Highway	Norwood	MA	02062
Royale Limousine Manufacturers	99 Newark Street	Haverhill	MA	01832
Tweeter	40 Pequot Way	Canton	MA	02021
Tweeter	880 Commonwealth Avenue	Boston	MA	02215
Tweeter	14 Needham Street	Newton	MA	02159
Tweeter	One Wheeler Road	Burlington	MA	01803
Tweeter	805 Providence Highway	Dedham	MA	02026
Tweeter	86 Worcester Road	Framingham	MA	01701
Tweeter	Cape Town Plaza	Hyannis	MA	02601
Tweeter	1810 Washington Street	Hanover	MA	02339
Tweeter	30 Commerce Way	Seekonk	MA	02771
Tweeter	242 Andover Street	Peabody	MA	01960
Tweeter	444 Broadway (Route 1)	Saugus	MA	01906
Tweeter	180 Pearl Street	Braintree	MA	02184
Tweeter	27 Holyoke Street	Holyoke	MA	01040
Tweeter	Route 1 Allen Avenue	North Attleboro	MA	02760
Tweeter	441 Southbridge Street	Auburn	MA	01501

DlrListforExcelOutput

Tweeter	10 Pequot Way	Canton	MA	02021
Myer-Emco	10492 Auto Park Drive	Bethesda	MD	20817
Myer-Emco	2B Bureau Drive	Gaithersburg	MD	20878
Myer-Emco	1030 West Patrick Street	Frederick	MD	21703
Tweeter	6455 Dobbin Road	Columbia	MD	21045
Tweeter	10391 Reisertown Road	Baltimore	MD	21208
Tweeter	579 Baltimore Pike	Bel Air	MD	21014
Tweeter	585 East Ordnance Road	Glen Burnie	MD	21060
Tweeter	1017 York Road	Towson	MD	21093
Tweeter	11611 Old Georgetown Road	Rockville	MD	20852
Radio City, Inc.	175 Apple Road	Lewiston	ME	04240
Tweeter	335 Main Mall Road	S. Portland	ME	04106
Area Auto Service, Inc.	14300 Telegraph	Taylor	MI	48180
Auto America, Inc.	2366 Dix Highway	Lincoln Park	MI	48146
Auto Ameristar Licensing Co.	34043 Ford Road	Westland	MI	48185
Auto Glass, Tint & Accessories, Inc.	32056 Van Dyke	Warren	MI	48093
Ben-Jas Enterprises, Inc.	8912 Telegraph	Redford	MI	48239
Blackmer-Dieringer Mgt., Inc.	1705 E. West Maple	Walled Lake	MI	48390
Car Tunes Stereo Center, Inc.	7163 Allen Road	Allen Park	MI	48101
Car Tunes Stereo Center, Inc.	6395 Allen Road	Allen Park	MI	48101
Car Tunes Stereo Center, Inc.	27051 Woodard Avenue	Berkley	MI	48072
Car Tunes Stereo Center, Inc.	31560 Gratiot Avenue	Roseville	MI	48066
Car Tunes Stereo Center, Inc.	7150 North Wayne Road	Westland	MI	48185
Cars N Concepts	52161 U.S. Highway 131	Three Rivers	MI	49093
DLJ Auto Excellence, Inc.	605 W. Ann Arbor Road	Plymouth	MI	48170
KVH Industries, Inc.	2419 Kinglet Court	Lansing	MI	48911
New Wave Auto Fashions, Inc.	21919 Allen Road	Woodhaven	MI	48183
Nu Star LLC, Inc.	3771 Elizebeth Lake Road	Waterford	MI	48328
PK Partners, Inc.	34043 Ford Road	Westland	MI	48185
Digital Home & Business	5600 Queens Avenue	Ostego	MN	55330
Mobile Innovations, Inc.	10817 Irwin Avenue South	Bloomington	MN	55437
Custom Sounds	6960 S. Lindbergh	St. Louis	MO	63129
Custom Sounds	1940 N. Highway 67	Florissant	MO	63033

DlrListforExcelOutput

Custom Sounds	247 Mid Rivers Mall Drive	St. Peters	MO	63376
Custom Sounds	9809 Watson Road	St. Louis	MO	63126
Custom Sounds	12160 St. Charles Rock Road	Bridgeton	MO	63044
Lynch Hummer	2530 East Pitman Avenue	O’Fallon	MO	63366
R&R Sales Co.	416 Big Bear Blvd	Columbia	MO	65202-3711
Stereo One (Car Fi)	345 Kings Highway	Cape Girardeau	MO	63703
Stereo One (Car Fi)	1600 S Glenstone	Springfield	MO	65804
	26 Ponca Trail	Kirkwood	MO	63122
Empress Audio	3419 Market Street	Pascagoula	MS	39567
Empress Audio	8080 Highway 49	Gulfport	MS	39502
Empress Audio	321 Cross Park Drive	Pearl	MS	39208
Aspen Sound	1300 W. Broadway	Missoula	MT	59802
Holden’s Hot Wheels	424 2nd Street	Havre	MT	59501
Car Audiomasters, Inc.	605 North Polk Street	Pineville	NC	28134
Carolina Custom Center	960 Old Winston Road	Kernersville	NC	27284
Carwell Automotive, Inc.	2010 Crooked Creek Road	Clayton	NC	27520
Freeman’s Car Stereo	215 Lawton Road	Charlotte	NC	28216
Freeman’s Car Stereo	1641 East Franklin Blvd	Gastonia	NC	28054
Freeman’s Car Stereo	4821 South Blvd	Charlotte	NC	28217
Freeman’s Car Stereo	3039 East Independence Blvd	Charlotte	NC	28205
Freeman’s Car Stereo	675 Concord Parkway North	Concord	NC	28027
Freeman’s Car Stereo	2030 Higwah 70 S.E.	Hickory	NC	28602
Freeman’s Car Stereo	19010 Statesville Road	Cornelius	NC	28031
Freeman’s Car Stereo	606 Stratford Road	Winston-Salem	NC	27104
Freeman’s Car Stereo	3828 Highpoint Road	Greensboro	NC	27407
Freeman’s Car Stereo	6149 Independence Blvd	Charlotte	NC	28212
Hendrick Chevrolet	100 Cary Auto Mall Drive	Cary	NC	27511
Now! Audio Video	5417 Sapp Road	Greensboro	NC	27409
Now! Audio Video	1606-A S. Stratford Drive	Winston-Salem	NC	27103
Now! Audio Video	7105 Glenwood Avenue	Raleigh	NC	27612
Now! Audio Video	1810 Martin Luther King Jr. Pkwy	Durham	NC	27707
Now! Audio Video	337 Crossroads Blvd	Cary	NC	27511
Now! Audio Video	510 Meadowland Drive	Hillsborough	NC	27278

DlrListforExcelOutput

Pro Electronics	1408 S. Saunders Street	Raleigh	NC	27603
Teaka Toys LLC	310 North Front Street	Wilmington	NC	28401
Tops & Trends, Inc.	700 Park Centre Drive	Kernersville	NC	27284
Tweeter	4646 East Independence Blvd	Charlotte	NC	28212
Tweeter	5415 South Boulevard	Charlotte	NC	28210
Tweeter	9604 North Tryon Street	Charlotte	NC	28262
Electronics Marketing, Inc.	4438 13th Avenue South	Fargo	ND	58106
Audio Video Specialist	1640 N Bell	Fremont	NE	68025
Custom Car Stereo	13 Plaistow Road	Plaistow	NH	03865
Tweeter	301 South Broadway	Salem	NH	03079
Tweeter	2001 Woodbury Avenue	Newington	NH	03801
Tweeter	293 Daniel Webster Highway	Nashua	NH	03060
Tweeter	1111 S. Willow	Manchester	NH	03103
6th Avenue Electronics	331 Route 4 West	Paramus	NJ	07652
6th Avenue Electronics	1734 Route 46 West	West Paterson	NJ	07424
6th Avenue Electronics	612 West Mt. Pleasant Ave	Livingston	NJ	07039
6th Avenue Electronics	22 Route 22 West	Springfield	NJ	07081
6th Avenue Electronics	950 US 1 North	Woodbridge	NJ	07095
6th Avenue Electronics	545 Route 18 South	East Brunswick	NJ	08816
6th Avenue Electronics	310 Route 36 East	West Long Branch	NJ	07764
Gerber RV & Auto Center	434 Demarest Avenue	Closter	NJ	07624
In Toons LLC	11 Phyllis Street	Hazlet	NJ	07730
Mobile Innovations	176 Route 46 East	Lodi	NJ	07644
Opus Marketing	46 Tarn Drive	Morris Plains	NJ	07950
Opus Marketing	46 Tarn Drive	Morris Planes	NJ	07950
Opus Marketing	46 Tarn Drive	Morris Plains	NJ	07950
Sammsound	1103 Bloomfield Avenue	West Caldwell	NJ	07006
Sound Effects	174 Route 17 North	Paramus	NJ	07652
SR Communications	1525 Prospect Street	Lakewood	NJ	08701
Suburban Auto Radio, Inc.	219 White Horse Pike	Oaklyn	NJ	08107
Tweeter	Route 38 & Alexander Avenue	Maple Shade	NJ	08052
Tweeter	3311 Brunswick Place	Lawrenceville	NJ	08648
Tweeter	1563 Almonesson Road	Deptford	NJ	08096

DlrListforExcelOutput

Tweeter	4215 Black Horse Pike	May’s Landing	NJ	08336
Paradise Village Inc.	4205 San Mateo N.E.	Albuquerque	NM	87110
Towne Crier Inc.	2121 Main	Clovis	NM	88101
702 Motoring	5075 S. Decatur Blvd	Las Vegas	NV	89118
Audio Xcellence	6255 McLeod Drive #17	Las Vegas	NV	89120
The Good Guys	4580 West Sahara Avenue	Las Vegas	NV	89102
The Good Guys	4979 South Virginia	Reno	NV	89502
B&G Auto Distributors, Inc.	421 5th Avenue	Pelham	NY	10803
Best Tire & Car Audio	736 Northern Blvd	Great Neck	NY	11021
Bestway Coach Express, Inc.	2 Mott Street	New York	NY	10013
C.C. Electronics Installations	60 Willow Road	Watermill	NY	11976
Concept 2000	1130-C Zerega Avenue	Bronx	NY	10462
Crown Auto Parts Co., Inc.	135-01 Northern Blvd	Flushing	NY	11354
Custom Creations Superb Sound & Security	2950 Avenue U	Brooklyn	NY	11229
Custom Kraft, Inc.	810 Pennsylvania Avenue	Brooklyn	NY	11207
In Vision, Inc.	1164 Sunrise Highway	Bayshore	NY	11706
P&L Electronics, Inc.	7718 Flaltamds Avenue	Brooklyn	NY	11236
Tweeter	161 Washington Road	Albany	NY	12205
Ultra Sounds	237 Merrick Road	Lynnbrook	NY	11563
Ultrasmith Systems, Inc.	554 West 38th Street	New York	NY	10018
Audi Visions, Inc.	P.O. Box 33578	Cleveland	OH	44133
Columbus Car Audio	2711 Morse Road	Columbus	OH	43231
Columbus Car Audio	2933 Morse Road	Columbus	OH	43231
Columbus Car Audio	6570 Riverside Drive	Dublin	OH	43017
Columbus Car Audio	3784 West Broad Street	Columbus	OH	43228
Columbus Car Audio	1922 Brice Road	Reynoldsburg	OH	43068
Electra Sound, Inc.	5260 Commerce Parkway West	Parma	OH	44130
Funtrail Vans	3966 Indianola Ave.	Columbus	OH	43214
Horizon Audio, Inc.	5480 Whipple Avenue NW	North Canton	OH	44720
Mobile Electronics	2330 Morse Road	Columbus	OH	43229
Park Performance	516 4th Street N.W.	New Philadelphia	OH	44663
Car Trends	4833 South Memorial Drive	Tulsa	OK	74145
David Lee Marketing	P.O. Box 6310	Edmond	OK	73083

DlrListforExcelOutput

David Lee Marketing, Inc.	3900 South Broadway	Edmond	OK	73013
David Lee Marketing, Inc.	3900 South Broadway	Edmond	OK	73013
David Lee Marketing, Inc.	3900 South Broadway	Edmond	OK	73013
Freightliner Specialty Vehicles, Inc.	2300 S. 13th Street	Clinton	OK	73601
Kenny's Auto Accessories	7737 E 42nd Place	Tulsa	OK	74145
Country Coach, Inc.	135 E. 1st Avenue	Junction City	OR	97448
Progressive Audio, Inc.	1313 Court Street	Medford	OR	97501
Sound Choice, Inc.	730 S.E. Powell Blvd	Portland	OR	97202
Sounds Fast	142 N.E. Revere Avenue	Bend	OR	97701
Soundsational Car Audio	2940 W 11th Avenue	Eugene	OR	97402
Stereo King Oregon, Inc.	12119 S.E. 82nd Avenue	Portland	OR	97266
The Good Guys	1024 Green Acres Road	Eugene	OR	97408
The Good Guys	11549 N.E. Glen Widing Road	Portland	OR	97220
The Good Guys	9009 S.W. Hall Blvd	Tigard	OR	97223
Perzan Auto Radio, Inc.	6409 Market Street	Upper Darby	PA	19082
Tweeter	1502 Whitehall Mall	Whitehall	PA	18052
Tweeter	9183 Roosevelt Blvd	Philadelphia (NE)	PA	19114
Tweeter	4850 Carlisle Pike	Mechanicsburg	PA	17055
Tweeter	166 Montgomery Mall	North Wales	PA	19454
Tweeter	2920 Whiteford Road	York	PA	17402
Tweeter	502 N. Oxford Valley Road	Langhorne	PA	19047
Tweeter	601 Baltimore Pike	Springfield	PA	19046
Tweeter	5125 Jonestown Road	Harrisburg	PA	17112
Tweeter	1001 Ridge Pike	Conshohocken	PA	19428
Tweeter	320 S. Henderson Road	King of Prussia	PA	19406
Tweeter	1665 State Hill Road	Wyomissing	PA	19610
Tweeter	268 Dekalb Pike	King of Prussia	PA	19406
Tweeter	898-D Plaza Blvd	Lancaster	PA	17601
Tweeter	2500 Moreland Road	Willow Grove	PA	19090
Sound FX	339 Quaker Lane	West Warwick	RI	02893
Sound FX	40 Highland Avenue	E. Providence	RI	02914
Tweeter	21 Universal Blvd	Warwick	RI	02886
CMA Inc.	2216 Gold Hill Road	Fort Mill	SC	29708

DlrListforExcelOutput

CMA Inc.	2216 Gold Hill Road	Fort Mill	SC	29715
CMA Inc.	2216 Gold Hill Road	Fort Mill	SC	29715
CMA Inc.	2216 Gold Hill Road	Fort Mill	SC	29715
Freeman's Car Stereo	2205 Cherry Road	Rock Hill	SC	29732
HiFi Buys	525 Haywood Road	Greenville	SC	29670
HiFi Buys	1748 Town Centre Way	Mt. Pleasant	SC	29464
HiFi Buys	225 West Blackstock Road	Spartanburg	SC	29301
Rogers Stereo	525 Woodruff Road	Greenville	SC	29607
Rogers Stereo	1233 Asheville Highway	Spartanburg	SC	29303
Rogers Stereo	113 Beltline Blvd	Anderson	SC	29622
Rogers Stereo	5411 Two Notch Road	Columbia	SC	29223
American Radio	8105 Kingston Pike	Knoxville	TN	37919
Cars & Trucks, Etc.	5390 Fox Plaza Drive	Memphis	TN	38115
CarTronics	1815 Gallatin Road North	Madison	TN	37115
CarTronics	5177 Hickory Hollow Parkway	Antioch	TN	37013
Now! Audio Video	8416 Kingston Pike	Knoxville	TN	37919
Stereo One	2408 Lamar Avenue	Memphis	TN	38114
Tweeter	2114 Gunbarrel Road	Chattanooga	TN	37412
Tweeter	2106 Gallatin Pike N	Madison	TN	37115
Alamo Auto Supply	5923 Gateway West	El Paso	TX	79925
Autosat TV	2384 S. Dairy Ashford	Houston	TX	77077
Bonnie & Clyde	11311 Harry Hines #104	Dallas	TX	75229
Clear Lake Car Stereo	382 West Main Street	League City	TX	77573
Custom Car Stereo	7320 Southwest Freeway #120	Houston	TX	77074
Custom Sounds	1200 S. Congress Avenue	Austin	TX	78704
Custom Sounds	3909 IH35	Austin	TX	78722
Custom Sounds	13026 Research Blvd	Austin	TX	78750
Custom Sounds	8215 Research Blvd	Austin	TX	78758
Custom Sounds	7077 San Pedro	San Antonio	TX	78216
Custom Sounds	5388 Walzem Road	San Antonio	TX	78218
Custom Sounds	5720 Bandera Road	San Antonio	TX	78238
Custom Sounds	210 Hutchison Street	San Marcos	TX	78666
Custom Sounds	7320 N. Mopac	Austin	TX	78731

DlrListforExcelOutput

David Lee Marketing, Inc.	10114 Champa	Dallas	TX	75218
Dent Doctor of North Texas	2922 County Road 338	McKinney	TX	75071
Executive Motoring	1208 Gessner Road	Houston	TX	77055
Grand Prairie Audio Tint & Security, Inc.	1418 W Main Street	Grand Prairie	TX	75050
Hawk Electronics	5718 Airport Freeway	Fort Worth	TX	76117
Hawk Electronics	1216 W. Henderson	Cleburne	TX	76033
Hawk Electronics	3201 W. Airport Freeway	Irving	TX	75062
Hawk Electronics	3801 West George Bush Highway	Plano	TX	75075
Hawk Electronics	1109 Northwest Highway	Garland	TX	75041
Hawk Electronics	5759 SW Green Oaks Blvd	Arlington	TX	76017
Hawk Electronics	5010 S. Hulen Street	Fort Worth	TX	76132
Hawk Electronics	6411A Camp Bowie Blvd	Fort Worth	TX	76116
Hawk Electronics	333 S.W. Wilshire Blvd	Burleson	TX	76028
Hawk Electronics	8345 Agora Parkway	Selma	TX	78154
Hawk Electronics	9993 IH-10 West	San Antonio	TX	78230
Hawk Electronics	1617 N. Valley Mills Drive	Waco	TX	76710
Hawk Electronics	1623 S. 1st Street	Lufkin	TX	75901
Jack’s Mobile Electronics	1016 N. Valley Mills Drive	Waco	TX	76710
JR Custom Auto	150 East Airport Freeway	Irving	TX	75062
LWC Automotive Corp.	3603 Fredericksburg Road	San Antonio	TX	78201
Martin Autopark	516 S Washington	Cleveland	TX	77327
Mike’s Stereo Shop	304 South Timberland	Lufkin	TX	75901
Mobile One	7039 Southwest Freeway	Houston	TX	77074
Mobile One	11040 Kingspoint Road	Houston	TX	77075
Mobile One	2507 FM 1960 West	Houston	TX	77068
Mobile One	6650 South Highway 6	Houston	TX	77083
Mobile One	10516 Old Katy Road	Houston	TX	77043
Mobile One	13469 East Freeway	Houston	TX	77015
Mobile One	25919 Interstate 45 North	Spring	TX	77380
Mobile One	9771-A FM 1960 Bypass West	Humble	TX	77338
Music Systems	4021 N. Mesa	El Paso	TX	79902
Music Systems	11245 Rojas	El Paso	TX	79935
Performance Car Audio	3703 Nedeland Avenue	Nedeland	TX	77627

DlrListforExcelOutput

Progressive Concepts, Inc.	5718 Airport Freeway	Fort Worth	TX	76117
Protech Electronics, Inc.	3884 S. Shiloh Road #100	Garland	TX	75041
Regency Conversions	2800 Golden Triangle Blvd	Fort Worth	TX	76177-7016
Rick’s Detailing	5146 Ayers	Corpus Christi	TX	78415
Star Customs, Inc.	8950 Research Blvd	Austin	TX	78758
The Monster Sound	1400 Airway Blvd	El Paso	TX	79925
The Warehouse	6600 Montana, Suite Q	El Paso	TX	79925
TNT Audio	4803 N. Navarro	Victoria	TX	77904
Travis & Associates	8278 Warren Road	Houston	TX	77040
Tunes & Tint	2303 S. Western Street	Amarillo	TX	79109
Tweeter	2595 Preston Road	Plano	TX	75034
Tweeter	Frostwood Retail Center	Houston	TX	77024
Tweeter	20210 Eastex Freeway	Humble	TX	77024
Tweeter	2260 S. Interstate Hwy 35 East	Lewisville	TX	75067
Tweeter	Woodridge Plaza	Woodlands	TX	77385
Tweeter	18980 Gulf Freeway	Friendswood	TX	77546
Tweeter	2821 Southlake Blvd	Southlake	TX	76092
Tweeter	18671 Interstate Hwy 635	Mesquite	TX	75150
Tweeter	1150 Fry Road	Houston	TX	77084
Tweeter	6615 Roxburgh	Houston	TX	77041
Tweeter	3325 Garden Brook Drive	Dallas	TX	75234
Tweeter	5310 Kirby Drive	Houston	TX	77005
Tweeter	6522B Westheimer Road	Houston	TX	77057
Tweeter	4752 FM 1960 West	Houston	TX	77069
Tweeter	13900 Dallas Parkway	Dallas	TX	75240
Tweeter	9100 N Central Expressway	Dallas	TX	75225
Vecom USA Int’l, Inc.	dba Sound Connection	Laredo	TX	78041
Woody’s Car Stereo & Electronics	5300 Camp Bowie Blvd	Fort Worth	TX	76107
Yah-Te-Hay Pickup Accessories	808 E. Highway 121	Lewisville	TX	75057
Air Repair Accessories	3665 South 300 West	Salt Lake City	UT	84115
Innovative Car Audio	8600 South 700 East	Sandy	UT	84070
Innovative Car Audio	3901 West 5400 Street	Taylorsville	UT	84118
Innovative Car Audio	297 North Bluff Road	St. George	UT	84470

DlrListforExcelOutput

Audio Express	1409 Williamson Road	Roanoke	VA	24012
Audio Express	1236 Jefferson Davis Highway	Fredericksburg	VA	22401
Audio Express	6101 W. Broad Street	Richmond	VA	23230
Audio Express	8253 Midlothian Turnpike	Richmond	VA	23235
Audio Express	40 Southgate Square	Colonial Heights	VA	23834
Audio Express	11201 Midlothian Turnpike	Richmond	VA	23235
Audio Express	6101 West Broad Street	Richmond	VA	23230
Car Spa, Inc.	3846 S. Four Mile Run Drive	Arlington	VA	22206
Crutchfield Corporation	1 Crutchfield Park	Charlottesville	VA	22911
Crutchfield Corporation	1663 East Market Street	Harrisonburg	VA	22801
Crutchfield Corporation	1784 Rio Hill Center	Charlottesville	VA	22901
Discount Auto Sound	5479 Virginia Beach Blvd	Virginia Beach	VA	23462
Discount Auto Sound	818 E. Little Creek Road	Norfolk	VA	23518
Discount Auto Sound	200 Ed Wright Lane	Newport News	VA	23606
Discount Autosound	805 Live Oak Drive	Chesapeake	VA	23320
Jim Weaver Satellite	15488 School Street	Bowling Green	VA	22427
Mobil Satellite Technologies	1500 Technology Drive	Chesapeake	VA	23320
Music Solution	7537 Carrollton Pike	Galax	VA	24333
Myer-Emco	3511 Carlin Springs Road	Falls Church	VA	22041
Myer-Emco	12300 Price Club Plaza Drive	Fairfax	VA	22030
Myer-Emco	8138 Watson Street	Tyson’s Corner	VA	22102
Myer-Emco	2800 Clarendon Blvd	Arlington	VA	22201
Myer-Emco	47100 Community Plaza	Sterling	VA	20164
Tweeter	10890 Lee Highway	Fairfax	VA	22031
Tweeter	5857 Leesburg Pike	Baileys Crossing	VA	22441
Tweeter	1500 Central Park Blvd	Fredericksburg	VA	22401
Tweeter	7381 Sudley Road	Manassas	VA	20109
Winchester Discount Outlet	64 W. Jubal Early Drive	Winchester	VA	22601
Aspen Sound	7316 N. Division	Spokane	WA	99208
Aspen Sound	14009 E. Sprague Avenue	Spokane Valley	WA	99202
Innovative Audio	2021 130th Avenue W.	Bellevue	WA	98005
KVH Industries, Inc.	13614 13th Avenue N.W.	Gig Harbor	WA	98332
N&S Marketing and Sales	19023 36th Avenue W	Lynnwood	WA	98036

DlrListforExcelOutput

N&S Marketing and Sales	19023 36th Avenue W	Lynnwood	WA	98036
Nuts About HiFi	10100 Silverdale Way	Silverdale	WA	98383
Performance Auto Sound	1314 N Wenatchee Avenue	Wenatchee	WA	98801
Performance Auto Sound	1314 Wenatchee Avenue	Wenatchee	WA	98801
Performance Auto Sound	938 West Third Avenue	Moses Lake	WA	98837
Performance Auto Sound	3500 West Clearwater Avenue	Kennewick	WA	99336
Performance Auto Sound	2210 South First Street	Yakima	WA	98903
Performance Auto Sound	1722 East Isaacs	Walla Walla	WA	99362
The Good Guys	601 106th Avenue N.E.	Bellevue	WA	98004
The Good Guys	200 East Bellis Fair Parkway	Bellingham	WA	98225
The Good Guys	19800 44th Avenue W.	Lynnwood	WA	98036
The Good Guys	1530 Black Lake Blvd	Olympia	WA	98502
The Good Guys	120 31st Avenue S.E.	Puyallup	WA	98374
The Good Guys	300 Andover Park West #500	Tukwila	WA	98118
Project Two Customs LLC	2303 Badger Drive	Wauesha	WI	53188
Pyramid Coach Corporation	102 Freedom Lane	Janesville	WI	53456
Cole Motor Sports	Route 460 - Green Valley	Bluefield	WV	24701
17th Street Audio & Security	310 E. 17th Street	Cheyenne	WY	82001

EXECUTION VERSION

EXHIBIT B

DIRECTV PROGRAMMING PACKAGES

(Effective as of the Effective Date, and shall continue until replaced by DIRECTV)

Total Choice Mobile Programming Package (containing those video, audio and data programming services selected by DIRECTV in its sole discretion)

$39.99 per month per non-DIRECTV residential subscriber.

$4.99 per month per existing DIRECTV residential subscriber only.

EXECUTION VERSION

EXHIBIT C

ORDER PROCEDURES

DIRECTV and Retailer will work together to identify necessary electronic communications interfaces between Retailer and DIRECTV to allow Retailer to perform automated account set-up and processing from a specified location of Retailer, in a manner which complies with the technical parameters and/or standards specified by DIRECTV. Each of Retailer and DIRECTV shall be responsible for implementing and bearing the costs associated with their respective interfaces. Retailer shall pay any telephone line costs associated with the electronic communications interface link between Retailer and the Electronic Data Interchange address (or other applicable computer interface connection point) where DIRECTV accesses the Orders Retailer transmits to DIRECTV. Retailer shall transmit, for each Order, the Required Subscriber Information and shall use commercially reasonable efforts to submit the Requested Subscriber Information.

Retailer hereby covenants that Retailer will maintain and only use, an electronic communications interface which complies with the technical parameters and/or standards specified by DIRECTV; provided, however, other methods for transmitting and confirming orders (such as facsimile) may be used only when the electronic communications interface is unavailable and DIRECTV provides Retailer advance written notice that Retailer may use such methods. Retailer agrees to pay those additional costs incurred by DIRECTV that are directly related to the use of such other method, if use of such other method is the result of action or inaction by Retailer, or is associated with a problem or deficiency in Retailer’s equipment.

After receiving an authorization request message from Retailer’s automated account set-up system, DIRECTV shall, upon acceptance of such request, establish a pending account for the subscriber.

EXECUTION VERSION

EXHIBIT D

COMMISSION SCHEDULE

(Effective Date: Upon Execution of this Agreement by the parties)

**	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the SEC. One page was omitted pursuant to a request for confidential treatment and filed separately with the SEC.

EXECUTION VERSION

EXHIBIT E

INSURANCE COVERAGE

Client#: 3201	KVHIND

ACORD™ CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YY) 06/04/04

PRODUCER Hilb Rogal & Hobbs 99 High Street Boston, MA 02110-2320 617 348-1900

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

	INSURERS AFFORDING COVERAGE	NAIC #
INSURED	INSURER A: St. Paul Fire & Marine
KVH Industries, Inc. 50 Enterprise Center Middletown, RI 02842	INSURER B:
INSURER C:
INSURER D:
INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

lNSR LTR	ADD’L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
A		GENERAL LIABILITY	TE06902500	10/01/03	10/01/04	EACH OCCURRENCE			$1,000,000
		☒ COMMERCIAL GENERAL LIABILITY				DAMAGE TO RENTED PREMISES (Ea occurrence)			$250,000
		☐ CLAIMS MADE ☒ OCCUR				MED EXP ( Any one person)			$10,000
		☐				PERSONAL & ADV INJURY			$1,000,000
		☐				GENERAL AGGREGATE			$2,000,000
		GEN’L AGGREGATE LIMIT APPLIES PER:				PRODUCTS - COMP/OP AGG			$2,000,000
		☐ POLICY ☐ PROJECT ☐ LOC

		AUTOMOBILE LIABILITY				COMBINED SINGLE LIMIT (Ea accident)		$
		☐ ANY AUTO

		☐ ALL OWNED AUTOS				BODILY INJURY (Per person)		$
		☐ SCHEDULED AUTOS

		☐ HIRED AUTOS				BODILY INJURY (Per accident)		$
		☐ NON-OWNED AUTOS

		☐				PROPERTY DAMAGE (Per accident)		$
		☐

		GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT		$

		☐ ANY AUTO				OTHER THAN AUTO ONLY:	EA ACC	$
		☐					AGG	$

A		EXCESS/UMBRELLA LIABILITY	TE06902500	10/01/03	10/01/04	EACH OCCURRENCE			$10,000,000

		☒ OCCUR ☐ CLAIMS MADE				AGGREGATE			$10,000,000
		☐ DEDUCTIBLE						$
								$
		☒ RETENTION $ 10000						$
	WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY					☐ WC STATUTORY LIMITS ☐ OTHER

	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED?					E.L. EACH ACCIDENT		$

	If yes, describe under SPECIAL PROVISIONS below					E.L. DISEASE - EA EMPLOYEE		$
						E.L. DISEASE - POLICY LIMIT		$
	OTHER

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

Certificate Holder is added as Additional Insured under Commercial General

Liability and Umbrella Liability ATIMA

CERTIFICATE HOLDER	CANCELLATION

DIRECTV, lnc. 2230 East Imperial Highway El Segundo, CA 90245	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

/s/ Illegible

ACORD 25 (2001/08) 1 of 2 #77469	WFB © ACORD CORPORATION 1988

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

ACORD 25-S (2001/08) 2 of 2 #77469

ACORD™ CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YY) 06/04/04

PRODUCER Aon Risk Services, Inc. of Rhode Island 50 Kennedy Plaza 10th Floor Providence RI 02903-2393	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

COMPANIES AFFORDING COVERAGE
PHONE - (866) 266-7475 FAX - (866) 467-7847	COMPANY A	Fairfield Insurance Co
INSURED KVH Industries, Inc. 50 Enterprise Center Office Park Middletown RI 028400000 USA	COMPANY B
COMPANY C
COMPANY D

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
	GENERAL LIABILITY				GENERAL AGGREGATE
	☐ COMMERCIAL GENERAL LIABILITY				PRODUCTS - COMP/OP AGG
	☐☐ CLAIMS MADE ☐ OCCUR				PERSONAL & ADV INJURY
	☐ OWNER’S & CONTRACTOR’S PROT				EACH OCCURRENCE
	☐				FIRE DAMAGE (Any one fire)
	☐				MED EXP (Any one person)

	AUTOMOBILE LIABILITY				COMBINED SINGLE LIMIT
☐ ANY AUTO
	☐ ALL OWNED AUTOS				BODILY INJURY (Per person)
☐ SCHEDULED AUTOS
	☐ HIRED AUTOS				BODILY INJURY (Per accident)
☐ NON-OWNED AUTOS
	☐				PROPERTY DAMAGE
☐

	GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT
	☐ ANY AUTO				OTHER THAN AUTO ONLY:
	☐				EACH ACCIDENT
	☐				AGGREGATE

	EXCESS LIABILITY				EACH OCCURRENCE
	☐ UMBRELLA FORM				AGGREGATE
☐ OTHER THAN UMBRELLA FORM

A	WORKER’S COMPENSATION AND	1100001360			☐ WC STATUTORY LIMITS ☐ OTHER
	EMPLOYERS’ LIABILITY	WORKERS COMP (OTHER STATES)	05/10/04	05/10/05	EL EACH ACCIDENT	$500,000

	THE PROPRIETOR/ PARTNERS/EXECUTIVE ☐ INCL				EL DISEASE-POLICY LIMIT	$500,000

	OFFICERS ARE: ☐ EXCL				EL DISEASE-EA EMPLOYEE	$500,000

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

Workers Compensation for CA, IL & FL

CERTIFICATE HOLDER	CANCELLATION

DIRECTV 2230 EAST IMPERIAL HIGHWAY EL SEGUNDO CA 90245 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT. BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY. ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

ACORD 25-S (1/95)	© ACORD CORPORATION 1988

Certificate No: 570009906867	Holder Identifier:

ACORD™ CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YY) 06/04/04

PRODUCER Aon Risk Services, Inc. of Rhode Island 50 Kennedy Plaza 10th Floor Providence RI 02903-2393	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

COMPANIES AFFORDING COVERAGE
PHONE - (866) 266-7475 FAX - (866) 467-7847	COMPANY A	Lmi Insurance co
INSURED KVH Industries, Inc. 50 Enterprise Center Office Park Middletown RI 028400000 USA	COMPANY B
COMPANY C
COMPANY D

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
	GENERAL LIABILITY				GENERAL AGGREGATE
	☐ COMMERCIAL GENERAL LIABILITY				PRODUCTS - COMP/OP AGG
	☐☐ CLAIMS MADE ☐ OCCUR				PERSONAL & ADV INJURY
	☐ OWNER’S & CONTRACTOR’S PROT				EACH OCCURRENCE
	☐				FIRE DAMAGE (Any one fire)
	☐				MED EXP (Any one person)

	AUTOMOBILE LIABILITY				COMBINED SINGLE LIMIT
☐ ANY AUTO
	☐ ALL OWNED AUTOS				BODILY INJURY (Per person)
☐ SCHEDULED AUTOS
	☐ HIRED AUTOS				BODILY INJURY (Per accident)
☐ NON-OWNED AUTOS
	☐				PROPERTY DAMAGE
☐

	GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT
	☐ ANY AUTO				OTHER THAN AUTO ONLY:
	☐				EACH ACCIDENT
	☐				AGGREGATE

	EXCESS LIABILITY				EACH OCCURRENCE
	☐ UMBRELLA FORM				AGGREGATE
☐ OTHER THAN UMBRELLA FORM

A	WORKER’S COMPENSATION AND	WC5 - 345 - 371678 - 014			☐ WC STATUTORY LIMITS ☐ OTHER
	EMPLOYERS’ LIABILITY	Workers Compensation MI	05/08/04	05/08/05	EL EACH ACCIDENT	$500,000

	THE PROPRIETOR/ PARTNERS/EXECUTIVE ☐ INCL				EL DISEASE-POLICY LIMIT	$500,000

	OFFICERS ARE: ☐ EXCL				EL DISEASE-EA EMPLOYEE	$500,000

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

Workers Compensation for the state of Michigan

CERTIFICATE HOLDER	CANCELLATION

DIRECTV 2230 EAST IMPERIAL HIGHWAY EL SEGUNDO CA 90245 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY. ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

ACORD 25-S (1/95)	© ACORD CORPORATION 1988

Certificate No: 570009906892	Holder Identifier:

ACORD™ CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YY) 06/04/04

PRODUCER Aon Risk Services, Inc. of Rhode Island 50 Kennedy Plaza 10th Floor Providence RI 02903-2393	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

COMPANIES AFFORDING COVERAGE
PHONE - (866) 266-7475 FAX - (866) 467-7847	COMPANY A	Beacon Mutual Ins Co
INSURED KVH Industries, Inc. 50 Enterprise Center office Park Middletown RI 028400000 USA	COMPANY B
COMPANY C
COMPANY D

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
	GENERAL LIABILITY				GENERAL AGGREGATE
	☐ COMMERCIAL GENERAL LIABILITY				PRODUCTS - COMP/OP AGG
	☐☐ CLAIMS MADE ☐ OCCUR				PERSONAL & ADV INJURY
	☐ OWNER’S & CONTRACTOR’S PROT				EACH OCCURRENCE
	☐				FIRE DAMAGE (Any one fire)
	☐				MED EXP (Any one person)

	AUTOMOBILE LIABILITY				COMBINED SINGLE LIMIT
☐ ANY AUTO
	☐ ALL OWNED AUTOS				BODILY INJURY (Per person)
☐ SCHEDULED AUTOS
	☐ HIRED AUTOS				BODILY INJURY (Per accident)
☐ NON-OWNED AUTOS
	☐				PROPERTY DAMAGE
☐

	GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT
	☐ ANY AUTO				OTHER THAN AUTO ONLY:
	☐				EACH ACCIDENT
	☐				AGGREGATE

	EXCESS LIABILITY				EACH OCCURRENCE
	☐ UMBRELLA FORM				AGGREGATE
☐ OTHER THAN UMBRELLA FORM

A	WORKER’S COMPENSATION AND	4595			☒ WC STATUTORY LIMITS ☐ OTHER
	EMPLOYERS’ LIABILITY	WORKERS COMPENSATION - RI	05/10/04	05/10/05	EL EACH ACCIDENT	$500,000

	THE PROPRIETOR/ PARTNERS/EXECUTIVE ☐ INCL				EL DISEASE-POLICY LIMIT	$500,000

	OFFICERS ARE: ☐ EXCL				EL DISEASE-EA EMPLOYEE	$500,000

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

Workers Compensation for the State of Rhode Island

CERTIFICATE HOLDER	CANCELLATION

DIRECTV 2230 EAST IMPERIAL HIGHWAY EL SEGUNDO CA 90245 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

Aon Risk Services, Inc. of RI

ACORD 25-S (1/95)	© ACORD CORPORATION 1988

Certificate No: 570009906875	Holder Identifier: